                                                                  Exhibit No. 99

                       [LOGO] Banc of America Securities

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-I
$1,181,176,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 3-A-1

(Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[LOGO] Banc of America

September 9, 2003

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                         To Roll/(1)/
-----------------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.       Expected                    Expected
                Approx.                                   WAL       Window     Maturity to Roll    Delay        Ratings
   Class        Size/(2)/     Interest-Principal Type    (yrs)      (mos)          @ 20 CPR        Days     (Fitch/Moody's)
Offered Certificates
--------------------
   1-A-1     $267,438,000    Variable - Pass-thru/(3)/    2.10      1 - 35         08/25/06         24          AAA/Aaa
   2-A-1      152,746,000    Variable - Sequential/(4)/   0.50      1 - 12         09/25/04          0          AAA/Aaa
   2-A-2       71,478,000    Variable - Sequential/(4)/   1.25     12 - 18         03/25/05          0          AAA/Aaa
   2-A-3      113,157,000    Variable - Sequential/(4)/   2.00     18 - 30         03/25/06         24          AAA/Aaa
   2-A-4       89,485,000    Variable - Sequential/(5)/   3.00     30 - 42         03/25/07         24          AAA/Aaa
   2-A-5       86,608,000    Variable - Sequential/(5)/   4.17     42 - 59         08/25/08         24          AAA/Aaa
   2-A-6      230,070,000    Variable - Sequential/(5)/   4.92     59 - 59         08/25/08         24          AAA/Aaa
   3-A-1      170,194,000    Variable - Pass-thru/(6)/    3.34      1 - 83         08/25/10         24          AAA/Aaa

Not Offered Hereunder
---------------------
     B-1       15,184,000                                                                                         AA/NR
     B-2        7,287,000                                                                                          A/NR
     B-3        4,858,000                                                                                        BBB/NR
     B-4        1,821,000                                                                                         BB/NR
     B-5        1,821,000                                                                                          B/NR
     B-6        2,431,713                                                                                         NR/NR
     SES           TBD          Interest Only/(7)/                                                                 N.A.
  2-A-IO                     Variable / Interest Only                                                              N.A.
    1-IO           TBD         Fixed - Interest Only                                                               N.A.
    2-IO           TBD         Fixed - Interest Only                                                               N.A.
    3-IO           TBD         Fixed - Interest Only                                                               N.A.
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of August 2006, August 2008 and August 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to September 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2)[ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2 and 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-4, 2-A-5, 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to September 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 2

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

(7) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 3

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                       To Maturity
-----------------------------------------------------------------------------------------------------------------------
                                                          Est.   Est. Prin.       Expected                Expected
                 Approx.                                  WAL     Window            Final        Delay     Ratings
    Class       Size/(1)/   Interest - Principal Type    (yrs)     (mos)          Maturity(2)     Days  (Fitch/Moody's)

 Offered Certificates
 --------------------
    1-A-1    $ 267,438,000   Variable - Pass-thru/(3)/   4.01   1 - 360/(2)/       08/25/33        24      AAA /Aaa

    2-A-1      152,746,000   Variable - Sequential/(4)/  0.50   1 - 360/(2)/       08/25/33         0      AAA /Aaa

    2-A-2       71,478,000   Variable - Sequential/(4)/  1.25   1 - 360/(2)/       08/25/33         0      AAA /Aaa

    2-A-3      113,157,000   Variable - Sequential/(4)/  2.00   1 - 360/(2)/       08/25/33        24      AAA /Aaa

    2-A-4       89,485,000   Variable - Sequential/(5)/  3.00   1 - 360/(2)/       08/25/33        24      AAA /Aaa

    2-A-5       86,608,000   Variable - Sequential/(5)/  4.17   1 - 360/(2)/       08/25/33        24      AAA /Aaa

    2-A-6      230,070,000   Variable - Sequential/(5)/  8.77   1 - 360/(2)/       08/25/33        24      AAA /Aaa

    3-A-1      170,194,000   Variable - Pass-thru/(6)/   4.04   1 - 360/(2)/       08/25/33        24      AAA /Aaa
-----------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to September 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2)[ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2 and 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-4, 2-A-5, 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to September 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 4

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                               Preliminary Summary of Terms
----------------------------------------------------------------------------------------------------------
 Transaction:                  Banc of America Mortgage Securities, Inc.
                               Mortgage Pass-Through Certificates, Series 2003-I

 Lead Manager (Book Runner):   Banc of America Securities LLC

 Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

 Seller and Servicer:          Bank of America, N.A.

 Trustee:                      Wells Fargo Bank Minnesota, N.A.

 Transaction Size:             $1,214,578,714

 Securities Offered:           $267,438,000 Class 1-A-1 Certificates

                               $152,746,000 Class 2-A-1 Certificates

                               $71,478,000 Class 2-A-2 Certificates

                               $113,157,000 Class 2-A-3 Certificates

                               $89,485,000 Class 2-A-4 Certificates

                               $86,608,000 Class 2-A-5 Certificates

                               $230,070,000 Class 2-A-6 Certificates

                               $170,194,000 Class 3-A-1 Certificates

 Group 1 Collateral:           3/1 Hybrid ARM Residential  Mortgage Loans: fully amortizing,  one-to-four family,  first lien  mortgage  loans.  The Group 1  Mortgage  Loans have a fixed interest rate for  approximately 3 years and thereafter the Mortgage
                               Loans have a variable interest rate.

 Group 2 Collateral:           5/1 Hybrid ARM Residential  Mortgage Loans: fully amortizing,  one-to-four family,  first lien  mortgage  loans.  The Group 2  Mortgage  Loans have a fixed interest rate for  approximately 5 years and thereafter the Mortgage
                               Loans have a variable interest rate.  Approximately  28.36% of the Group 2
                               Mortgage   Loans  require  only  payments  of  interest  until  the  month following the first rate adjustment date.

 Group 3 Collateral:           7/1 Hybrid ARM Residential  Mortgage Loans: fully amortizing,  one-to-four family,  first lien  mortgage  loans.  The Group 3  Mortgage  Loans have a fixed interest rate for  approximately 7 years and thereafter the Mortgage
                               Loans have a variable interest rate.

 Rating Agencies:              Moody's  Investor  Service,  Inc. and Fitch Ratings (Class A Certificates)
                               and  Fitch  Ratings  (Subordinate  Certificates  except  for the Class B-6
                               Certificates).

 Expected Pricing Date:        Week of September 8, 2003

 Expected Closing Date:        September 25, 2003

 Collection Period:            The calendar month preceding the current Distribution Date
----------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, s appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 5

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                               Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------------
 Distribution Date:                            25/th/ of each month, or the next succeeding business day
                                               (First Payment Date: October 27, 2003)

 Cut-Off Date:                                 September 1, 2003

 Class                                         A Certificates: Class 1-A-1, 2-A-1, 2-A-2,
                                               2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-IO and
                                               3-A-1 Certificates (the "Class A
                                               Certificates"). The Class 2-A-IO
                                               Certificates are not offered hereunder.

 Subordinate                                   Certificates: Class B-1, B-2, B-3, B-4,
                                               B-5, and B-6 Certificates (the "Class B
                                               Certificates"). The Subordinate
                                               Certificates are not offered hereunder.

 Group 1-A Certificates:                       Class 1-A-1

 Group 2-A Certificates:                       Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 2-A-IO

 Group 3-A Certificates:                       Class 3-A-1

 Day Count:                                    30/360

 Group 1, Group 2 and Group 3                  20% CPR
 Prepayment Speed:

 Clearing:                                     DTC, Clearstream and Euroclear

                                                 Original Certificate         Minimum           Incremental
 Denominations:                                          Form              Denominations       Denominations
                                                         ----              -------------       -------------
     Class 1-A, 2-A, and 3-A Offered                  Book Entry               $1,000               $1
           Certificates

 SMMEA Eligibility:                            The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

 ERISA Eligibility:                            All of the Offered Certificates are expected to be ERISA eligible.

 Tax Structure:                                REMIC

 Optional Clean-up Call:                       Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                                               Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").
-----------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 6

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                      Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Principal Distribution:               Principal will be allocated to the certificates  according to the Priority of Distributions:  The Group 1 Senior Principal  Distribution  Amount will generally be allocated to the Group 1-A Certificates  pro-rata until their class  balances  have been reduced to zero.  The Group 2 Senior  Principal
                                      Distribution   Amount  will  generally  be  allocated  to  the  Group  2-A
                                      Certificates  sequentially to the Class 2-A-1,  2-A-2, 2-A-3, 2-A-4, 2-A-5 and 2-A-6  Certificates,  in that order,  until their class  balances have been reduced to zero.  The Group 3 Senior  Principal  Distribution  Amount will generally be allocated to the Group 3-A  Certificates  pro-rata until their class balances have been reduced to zero. The Subordinate  Principal
                                      Distribution  Amount  will  generally  be  allocated  to  the  Subordinate
                                      Certificates  on a pro-rata basis but will be distributed  sequentially in accordance  with  their  numerical  class  designations.  After  the class balance of the Class A  Certificates  of a Group has been reduced to zero, certain amounts otherwise  payable to the Subordinate  Certificates may be paid  to the  Class  A  Certificates  of  another  Group  (Please  see the
                                      Priority of Distributions section.)

Interest Accrual:                     Interest  will accrue the Class  1-A-1,  2-A-3,  2-A-4,  2-A-5,  2-A-6 and
                                      3-A-1 Certificates  during each one-month period ending on the last day of the month  preceding  the month in which  each  Distribution  Date  occurs
                                      (each, a "Regular Interest Accrual Period").  The initial Regular Interest
                                      Accrual  Period will be deemed to have  commenced  on  September  1, 2003.
                                      Interest  will  accrue on the Class  2-A-1 and 2-A-2  Certificates  during each one-month  period  commencing on the 25th day of the month  preceding the month in which each  Distribution  Date  occurs and ending on the 24th day of the month in which such  Distribution  Date occurs (a "Class  2-A-1
                                      Interest  Accrual  Period"  and "Class  2-A-2  Interest  Accrual  Period",
                                      respectively,  and together with a Regular  Interest  Accrual  Period,  an
                                      "Interest  Accrual  Period").  The initial Regular Interest Accrual Period will be deemed to have  commenced on September 1, 2003.  The initial Class
                                      2-A-1 and 2-A-2  Interest  Accrual Period will be deemed to have commenced
                                      on  September  25,  2003.   Interest   which  accrues  on  such  class  of
                                      Certificates  during an Interest  Accrual Period will be calculated on the assumption that distributions  which reduce the principal balances thereof on the  Distribution  Date in that Interest Accrual Period are made on the first day of the Interest  Accrual Period.  Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
-----------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 7

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                      Preliminary Summary of Terms
------------------------------------------------------------------------------------------------------------------
Administrative Fee:                   The  Administrative  Fees with respect to the Trust are payable out of the interest  payments  received on each Mortgage  Loan.  The  "Administrative
                                      Fees"  consist of (a)  servicing  compensation  payable to the Servicer in respect of its servicing  activities  (the  "Servicing  Fee") and (b) fees paid to the  Trustee.  The  Administrative  Fees will accrue on the Stated
                                      Principal  Balance of each  Mortgage  Loan at a rate (the  "Administrative
                                      Fee Rate") equal to the sum of the  Servicing  Fee for such  Mortgage Loan and the  Trustee  Fee Rate.  The  Trustee  Fee Rate will be  [0.002%]  per annum.  The  Servicing  Fee Rate for all Loan  Groups will be the equal to
                                      [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:                The  aggregate  servicing  compensation  payable to the  Servicer  for any month and the interest payable on the Class SES  Certificates  will in the aggregate  be  reduced  by an  amount  equal  to the  lesser  of  (i)  the prepayment  interest  shortfall  for the such  Distribution  Date and (ii)
                                      one-twelfth  of 0.25% of the balance of the Mortgage  Loans.  Such amounts will be used to cover full or partial prepayment interest  shortfalls,  if any, of the Loan Groups.

Net Mortgage Interest Rate:           As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii)
                                      the pass-through rate of the Class SES Component in the related Group.

------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 8

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms
------------------------------------------------------------------------------------------------------------------
Pool Distribution            The Pool  Distribution  Amount for each Loan Group with respect to any Distribution
Amount:                      Date will be equal to the sum of (i) all  scheduled  installments  of interest (net
                             of  the  related  Servicing  Fee)  and  principal   corresponding  to  the  related
                             Collection  Period  for such Loan  Group,  together  with any  advances  in respect thereof or any  Servicer  compensating  interest;  (ii) all proceeds of any primary mortgage guaranty  insurance policies and any other insurance policies with respect to such Loan Group,  to the extent such proceeds are not applied to the restoration of the related  mortgaged  property or released to the mortgagor in accordance with the Servicer's normal servicing  procedures and all other cash amounts received and retained in connection  with the  liquidation  of defaulted  Mortgage Loans in such
                             Loan Group, by foreclosure or otherwise,  during the related  Collection Period (in each case, net of unreimbursed  expenses  incurred in connection with a liquidation or  foreclosure  and  unreimbursed  advances,  if any);  (iii) all  partial or full prepayments on the Mortgage Loans in such Loan Group  corresponding  to the related
                             Collection  Period;  and (iv) any  substitution  adjustment  payments in connection with any defective  Mortgage Loan in such Loan Group  received with respect to such
                             Distribution  Date or amounts received in connection with the optional  termination of the Trust as of such Distribution  Date, reduced by amounts in reimbursement for advances  previously made and other amounts as to which the Servicer is entitled to be  reimbursed  pursuant to the Pooling  Agreement.  The Pool  Distribution  Amount
                             will not  include  any profit  received by the  Servicer  on the  foreclosure  of a
                             Mortgage  Loan.  Such  amounts,  if  any,  will  be  retained  by the  Servicer  as additional servicing compensation.

Senior Percentage:           The Senior Percentage for a Loan Group on any Distribution Date will equal, (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related
                             Loan Group for such date.

Subordinate                  The Subordinate Percentage for a Loan Group for any Distribution Date will equal
Percentage:                  100% minus the Senior Percentage for such Loan Group for such date.

Subordinate                  The Subordinate  Prepayment  Percentage for a Loan Group for any Distribution  Date
Prepayment                   will  equal 100% minus the  Senior  Prepayment  Percentage  for such Loan Group for
Percentage:                  such date.
------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                 9

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms
------------------------------------------------------------------------------------------------------------------
Group 1, Group 2 and           For the following Distribution Dates, will be as follows:
Group 3 Senior
                               Distribution Date                     Senior Prepayment Percentage
                               -----------------                     ----------------------------
Prepayment Percentage:
                             October 2003 through September 2010     100%;
                             October 2010 through September 2011     the applicable  Senior Percentage plus,
                                                                     70% of the applicable Subordinate
                                                                     Percentage;
                             October 2011 through September 2012     the applicable  Senior Percentage plus,
                                                                     60% of the applicable Subordinate
                                                                     Percentage;
                             October 2012 through September 2013     the applicable  Senior Percentage plus,
                                                                     40% of the applicable Subordinate
                                                                     Percentage;
                             October 2013 through September 2014     the applicable  Senior Percentage plus,
                                                                     20% of the applicable Subordinate
                                                                     Percentage;
                             October 2014 and thereafter             the applicable Senior Percentage;

                              provided, however,

                             (i)       if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups
                                       (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior
                                       Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                             (ii)      if for each Group of Certificates on any Distribution Date prior to the
                                       October 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal
                                       Balance of all the Loan Groups (the "Aggregate Subordinate Percentage")
                                       is greater than or equal to twice such percentage calculated as of the
                                       Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                             (iii)     if for each Group of Certificates on or after the October 2006
                                       Distribution Date, prior to giving effect to any distributions, the
                                       Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior
                                       Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.

------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                10

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                          Preliminary Summary of Terms
------------------------------------------------------------------------------------------------------------------
Principal Amount:                      The Principal  Amount for any  Distribution  Date and any Loan Group will equal  the sum of (a) the  principal  portion  of  each  Monthly  Payment
                                       (without giving effect to payments to certain  reductions  thereof due on each Mortgage  Loan in such Loan Group on the related Due Date),  (b) the
                                       Stated Principal Balance, as of the date of repurchase,  of each Mortgage
                                       Loan in such Loan Group that was  repurchased  by the Depositor  pursuant to the Pooling and Servicing  Agreement as of such Distribution Date, (c)
                                       any  substitution  adjustment  payments in connection  with any defective
                                       Mortgage  Loan  in  such  Loan  Group   received  with  respect  to  such
                                       Distribution  Date, (d) any liquidation  proceeds allocable to recoveries of principal  of any  Mortgage  Loans in such Loan Group that are not yet liquidated  Mortgage Loans received  during the calendar month  preceding the month of such  Distribution  Date,  (e) with respect to each Mortgage
                                       Loan in such Loan Group that  became a  liquidated  Mortgage  Loan during the calendar  month  preceding the month of such  Distribution  Date, the amount of  liquidation  proceeds  allocable  to principal  received  with respect to such  Mortgage  Loan during the calendar  month  preceding the month of such  Distribution  Date with respect to such  Mortgage Loan and
                                       (f) all Principal  Prepayments  on any Mortgage  Loans in such Loan Group
                                       received   during  the  calendar  month   preceding  the  month  of  such
                                       Distribution Date.

Senior Principal Distribution          The Senior Principal Distribution Amount for a Loan Group for any
Amount:                                Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such
                                       Distribution Date and (ii) the Senior Prepayment Percentage of the
                                       amounts described in clauses (e) and (f) of the definition of "Principal
                                       Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal                  The Subordinate  Principal  Distribution  Amount for a Loan Group for any
Distribution Amount:                   Distribution  Date will equal the sum of (i) the  Subordinate  Percentage for such Loan Group of the amounts described in clauses (a) and (d) of the definition of "Principal Amount" for such Loan Group and such
                                       Distribution Date and (ii) the Subordinate Prepayment Percentage for
                                       such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such
                                       Distribution Date.
------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                11

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                             -----------------------
                                     Class A
                              Credit Support (2.75%)
                             -----------------------
                                    Class B-1
                              Credit Support (1.50%)
                             -----------------------
                                    Class B-2
                Priority of   Credit Support (0.90%)    Order of
                  Payment     -----------------------     Loss
                                    Class B-3
                              Credit Support (0.50%)
                             -----------------------
                                    Class B-4
                              Credit Support (0.35%)
                             -----------------------
                                    Class B-5
                              Credit Support (0.20%)
                             -----------------------
                                    Class B-6
                              Credit Support (0.00%)
                             -----------------------


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
    -------------------------------------------------------------------------
                              First, to the Trustee
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
          Second, to the Class SES, 1IO, 2IO, and 3IO to pay Interest;
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
      Fifth, sequentially, to each class of Subordinate Certificates to pay
      Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
    -------------------------------------------------------------------------

    -------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
    -------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                12

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.424       3.417      3.410       3.402      3.392       3.370      3.325
  Average Life (Years)                     2.643       2.451      2.269       2.095      1.930       1.627      1.234
  Modified Duration                        2.479       2.303      2.135       1.975      1.822       1.542      1.177
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             08/25/06   08/25/06    08/25/06   08/25/06    08/25/06   08/25/06    08/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.585       1.585      1.585       1.585      1.585       1.585      1.585
  Average Life (Years)                     1.737       0.959      0.659       0.500      0.401       0.285      0.196
  Modified Duration                        1.693       0.943      0.650       0.494      0.396       0.282      0.194
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Principal Payment Window (Months)          42         23          16         12          9           7          4

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.533       2.533      2.533       2.533      2.533       2.533      2.533
  Average Life (Years)                     4.403       2.459      1.669       1.250      0.990       0.686      0.443
  Modified Duration                        4.118       2.356      1.615       1.216      0.967       0.672      0.435
  First Principal Payment Date            03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Last Principal Payment Date             08/25/08   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Principal Payment Window (Months)          18         14          9           7          6           4          3

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.353       3.342      3.315       3.286      3.255       3.189      3.071
  Average Life (Years)                     4.917       3.945      2.677       2.000      1.579       1.081      0.695
  Modified Duration                        4.462       3.634      2.520       1.904      1.515       1.046      0.677
  First Principal Payment Date            08/25/08   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Last Principal Payment Date             08/25/08   08/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Principal Payment Window (Months)          1          24          17         13          11          7          5

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.940       3.940      3.932       3.909      3.885       3.832      3.737
  Average Life (Years)                     4.917       4.917      4.019       3.000      2.364       1.614      1.028
  Modified Duration                        4.389       4.389      3.648       2.778      2.217       1.536      0.991
  First Principal Payment Date            08/25/08   08/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Last Principal Payment Date             08/25/08   08/25/08    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Principal Payment Window (Months)          1           1          18         13          10          8          5

     (1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of August 2006, August 2008 and August 2010, respectively.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                13

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-25                           4.280       4.280      4.281       4.282      4.277       4.268      4.250
  Average Life (Years)                     4.917       4.917      4.905       4.170      3.275       2.225      1.412
  Modified Duration                        4.351       4.351      4.343       3.745      2.997       2.082      1.344
  First Principal Payment Date            08/25/08   08/25/08    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Last Principal Payment Date             08/25/08   08/25/08    08/25/08   08/25/08    07/25/07   04/25/06    05/25/05
  Principal Payment Window (Months)          1           1          3          18          14          9          7

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                           4.316       4.316      4.316       4.316      4.318       4.323      4.333
  Average Life (Years)                     4.917       4.917      4.917       4.917      4.756       4.031      2.883
  Modified Duration                        4.350       4.350      4.350       4.350      4.221       3.620      2.641
  First Principal Payment Date            08/25/08   08/25/08    08/25/08   08/25/08    07/25/07   04/25/06    05/25/05
  Last Principal Payment Date             08/25/08   08/25/08    08/25/08   08/25/08    08/25/08   08/25/08    08/25/08
  Principal Payment Window (Months)          1           1          1           1          14         29          40

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                           4.631       4.634      4.637       4.641      4.645       4.654      4.672
  Average Life (Years)                     5.486       4.629      3.924       3.345      2.860       2.117      1.392
  Modified Duration                        4.666       3.976      3.403       2.929      2.529       1.906      1.285
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             08/25/10   08/25/10    08/25/10   08/25/10    08/25/10   08/25/10    08/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

     (1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of August 2006, August 2008 and August 2010, respectively.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                14

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.292       3.307      3.320       3.330      3.336       3.339      3.315
  Average Life (Years)                     10.709      7.187      5.222       4.011      3.200       2.200      1.398
  Modified Duration                        8.180       5.813      4.405       3.488      2.847       2.018      1.317
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             09/25/33   09/25/33    09/25/33   09/25/33    09/25/33   09/25/33    09/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.585       1.585      1.585       1.585      1.585       1.585      1.585
  Average Life (Years)                     1.737       0.959      0.659       0.500      0.401       0.285      0.196
  Modified Duration                        1.693       0.943      0.650       0.494      0.396       0.282      0.194
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Principal Payment Window (Months)          42         23          16         12          9           7          4

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.545       2.533      2.533       2.533      2.533       2.533      2.533
  Average Life (Years)                     4.463       2.459      1.669       1.250      0.990       0.686      0.443
  Modified Duration                        4.170       2.356      1.615       1.216      0.967       0.672      0.435
  First Principal Payment Date            03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Last Principal Payment Date             01/25/09   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Principal Payment Window (Months)          23         14          9           7          6           4          3

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.358       3.342      3.315       3.286      3.255       3.189      3.071
  Average Life (Years)                     6.838       3.945      2.677       2.000      1.579       1.081      0.695
  Modified Duration                        6.005       3.634      2.520       1.904      1.515       1.046      0.677
  First Principal Payment Date            01/25/09   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Last Principal Payment Date             02/25/12   09/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Principal Payment Window (Months)          38         25          17         13          11          7          5

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.680       3.860      3.932       3.909      3.885       3.832      3.737
  Average Life (Years)                     9.791       5.841      4.019       3.000      2.364       1.614      1.028
  Modified Duration                        8.017       5.121      3.648       2.778      2.217       1.536      0.991
  First Principal Payment Date            02/25/12   09/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Last Principal Payment Date             12/25/14   06/25/10    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Principal Payment Window (Months)          35         22          18         13          10          8          5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                15

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-25                            3.766      3.968      4.188       4.282      4.277       4.268      4.250
  Average Life (Years)                     12.901      7.908      5.544       4.170      3.275       2.225      1.412
  Modified Duration                         9.908      6.611      4.842       3.745      2.997       2.082      1.344
  First Principal Payment Date            12/25/14   06/25/10    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Last Principal Payment Date             05/25/18   11/25/12    02/25/10   08/25/08    07/25/07   04/25/06    05/25/05
  Principal Payment Window (Months)          42         30          21         18          14          9          7

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                            3.657      3.739      3.839       3.952      4.055       4.194      4.299
  Average Life (Years)                     21.040     15.226     11.326       8.771      7.012       4.798      3.013
  Modified Duration                        14.050     11.004      8.689       7.031      5.813       4.172      2.736
  First Principal Payment Date            05/25/18   11/25/12    02/25/10   08/25/08    07/25/07   04/25/06    05/25/05
  Last Principal Payment Date             09/25/33   09/25/33    09/25/33   09/25/33    09/25/33   09/25/33    09/25/33
  Principal Payment Window (Months)         185         251        284         302        315         330        341

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                            4.131      4.277      4.391       4.476      4.538       4.614      4.666
  Average Life (Years)                     10.823      7.260      5.269       4.042      3.221       2.209      1.402
  Modified Duration                         7.601      5.459      4.180       3.339      2.745       1.963      1.291
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             09/25/33   09/25/33    09/25/33   09/25/33    09/25/33   09/25/33    09/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                16

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                      $275,001,040
Total Number of Loans                                                        525
Average Loan Principal Balance                                          $523,812          $323,602 to 1,000,000
WA Gross Coupon                                                            4.176%               2.750% to 5.250%
WA FICO                                                                      738                     628 to 806
WA Original Term (mos.)                                                      358                     120 to 360
WA Remaining Term (mos.)                                                     356                     119 to 360
WA OLTV                                                                    66.72%               15.46% to 95.00%
WA Months to First Rate Adjustment Date                                       35                       31 to 36
Gross Margin                                                               2.250%
WA Rate Ceiling                                                           10.176%              8.750% to 11.250%
Geographic Concentration of Mortgaged Properties (Top                CA       70.17%
5 States) based on the Aggregate Stated Principal                    IL        7.61%
Balance                                                              FL        2.84%
                                                                     MD        1.90%
                                                                     CO        1.70%
-----------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                17

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage                Balance as of         Pool Principal
         Occupancy                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
    Primary Residence                   501              $262,866,686.62                   95.59%
    Second Home                          14                 7,598,442.83                    2.76
    Investor Property                    10                 4,535,910.25                    1.65
----------------------------------------------------------------------------------------------------
    Total:                              525              $275,001,039.70                  100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage                Balance as of         Pool Principal
      Property Type                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
    Single Family Residence             346              $181,272,507.43                   65.92%
    PUD-Detached                        100                53,121,361.44                   19.32
    Condominium                          56                27,476,234.77                    9.99
    2-Family                              8                 5,217,155.61                    1.90
    PUD-Attached                          8                 3,636,657.52                    1.32
    4-Family                              4                 2,782,693.40                    1.01
    Townhouse                             3                 1,494,429.53                    0.54
----------------------------------------------------------------------------------------------------
    Total:                              525              $275,001,039.70                  100.00%
====================================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage                Balance as of         Pool Principal
         Purpose                      Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
    Refinance-Rate/Term                 342              $182,342,374.75                   66.31%
    Purchase                            119                61,494,075.41                   22.36
    Refinance-Cashout                    64                31,164,589.54                   11.33
----------------------------------------------------------------------------------------------------
    Total:                              525              $275,001,039.70                  100.00%
====================================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                18

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage                Balance as of         Pool Principal
         Geographic Area              Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
    California                          368              $192,969,263.05               70.17%
    Illinois                             37                20,915,396.17                7.61
    Florida                              16                 7,810,394.68                2.84
    Maryland                             10                 5,231,989.03                1.90
    Colorado                              9                 4,678,158.82                1.70
    Virginia                              9                 4,496,695.66                1.64
    North Carolina                        9                 4,219,339.09                1.53
    Georgia                               8                 3,791,218.27                1.38
    Massachusetts                         8                 3,790,459.72                1.38
    Arizona                               6                 3,770,587.47                1.37
    Connecticut                           4                 3,236,119.62                1.18
    South Carolina                        6                 3,135,084.41                1.14
    Texas                                 6                 2,607,796.53                0.95
    Nevada                                5                 2,540,240.84                0.92
    New Mexico                            4                 2,317,560.16                0.84
    Missouri                              4                 2,250,665.07                0.82
    Washington                            5                 2,061,428.84                0.75
    Tennessee                             2                 1,049,893.13                0.38
    District of Columbia                  2                   928,433.88                0.34
    Wisconsin                             2                   837,609.82                0.30
    Kentucky                              1                   575,151.43                0.21
    New York                              1                   491,699.15                0.18
    Minnesota                             1                   479,277.04                0.17
    Utah                                  1                   413,159.91                0.15
    Arkansas                              1                   403,417.91                0.15
----------------------------------------------------------------------------------------------------
    Total:                              525              $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.66% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                19

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
    Current Mortgage Loan            Mortgage               Balance as of         Pool Principal
   Principal Balances ($)             Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00              35             $11,839,906.43                4.31%
    350,000.01 - 400,000.00              95              35,854,670.36               13.04
    400,000.01 - 450,000.00             100              42,449,007.05               15.44
    450,000.01 - 500,000.00              72              34,249,032.15               12.45
    500,000.01 - 550,000.00              43              22,537,351.33                8.20
    550,000.01 - 600,000.00              39              22,634,472.17                8.23
    600,000.01 - 650,000.00              46              28,903,514.02               10.51
    650,000.01 - 700,000.00              21              14,236,544.60                5.18
    700,000.01 - 750,000.00              22              16,007,715.84                5.82
    750,000.01 - 800,000.00               7               5,390,863.12                1.96
    800,000.01 - 850,000.00              14              11,646,095.27                4.23
    850,000.01 - 900,000.00               8               6,946,933.56                2.53
    900,000.01 - 950,000.00               7               6,479,999.51                2.36
  950,000.01 - 1,000,000.00              16              15,824,934.29                5.75
----------------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $523,812.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                20

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
    Original Loan-To-Value           Mortgage               Balance as of         Pool Principal
           Ratio (%)                  Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    15.01 - 20.00                         2            $    898,572.09                0.33%
    20.01 - 25.00                         3               2,013,388.39                0.73
    25.01 - 30.00                        10               5,343,735.54                1.94
    30.01 - 35.00                         6               3,795,174.44                1.38
    35.01 - 40.00                        13               7,408,263.84                2.69
    40.01 - 45.00                        14               7,550,728.16                2.75
    45.01 - 50.00                        20              11,860,967.26                4.31
    50.01 - 55.00                        27              15,591,979.83                5.67
    55.01 - 60.00                        32              19,185,542.15                6.98
    60.01 - 65.00                        50              26,491,377.70                9.63
    65.01 - 70.00                        69              37,122,985.24               13.50
    70.01 - 75.00                        67              34,188,017.13               12.43
    75.01 - 80.00                       201              99,239,544.91               36.09
    80.01 - 85.00                         1                 354,288.80                0.13
    85.01 - 90.00                         7               2,742,793.50                1.00
    90.01 - 95.00                         3               1,213,680.72                0.44
----------------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.72%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
   Mortgage Interesr Rates(%)         Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    2.501 - 2.750                         1            $    672,793.03                0.24%
    3.251 - 3.500                         6               3,422,341.59                1.24
    3.501 - 3.750                        45              23,338,742.80                8.49
    3.751 - 4.000                       146              76,177,975.75               27.70
    4.001 - 4.250                       147              78,930,368.11               28.70
    4.251 - 4.500                       129              65,940,559.04               23.98
    4.501 - 4.750                        40              21,185,301.27                7.70
    4.751 - 5.000                         9               4,337,756.11                1.58
    5.001 - 5.250                         2                 995,202.00                0.36
----------------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.176%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                21

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
   Gross Margin (%)                   Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    2.250                                525             $275,001,039.70               100.00%
----------------------------------------------------------------------------------------------------
    Total:                               525             $275,001,039.70               100.00%
====================================================================================================

                 Rate Ceilings of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
    Maximum Lifetime                 Mortgage               Balance as of         Pool Principal
   Mortgage Interest Rates(%)        Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
      8.001 - 9.000                        1                 $672,793.03                  0.24%
     9.001 - 10.000                      197              102,939,060.14                 37.43
    10.001 - 11.000                      325              170,393,984.53                 61.96
    11.001 - 12.000                        2                  995,202.00                  0.36
----------------------------------------------------------------------------------------------------
    Total:                               525             $275,001,039.70                100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.176%.

          First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
   First Rate Adjustment             Mortgage               Balance as of         Pool Principal
          Date                        Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
        April 1,2006                       4              $1,760,847.67                0.64%
          May 1,2006                      11               5,416,199.68                1.97
         June 1,2006                      16               7,910,017.66                2.88
         July 1,2006                     142              74,399,506.95               27.05
       August 1,2006                     308             160,726,503.63               58.45
    September 1,2006                      44              24,787,964.11                9.01
----------------------------------------------------------------------------------------------------
    Total:                               525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                22

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
   Remaining Term (Months)            Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    101 - 120                              1                $506,663.26                0.18%
    161 - 180                              5               2,718,568.13                0.99
    281 - 300                              2               1,005,867.31                0.37
    341 - 360                            517             270,769,941.00               98.46
----------------------------------------------------------------------------------------------------
    Total:                               525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
      Credit Scores                  Loans                 Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    801 - 850                              5              $2,750,134.52                1.00%
    751 - 800                            219             120,892,467.13               43.96
    701 - 750                            209             108,205,327.25               39.35
    651 - 700                             79              37,606,620.07               13.68
    601 - 650                             13               5,546,490.73                2.02
----------------------------------------------------------------------------------------------------
    Total:                               525            $275,001,039.70              100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                23

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 28.36% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

---------------------------------------------------------------------------------------------------------------------
                                                            Collateral Summary          Range (if applicable)
                                                            ------------------          ---------------------
Total Outstanding Loan Balance                                    $764,569,964

Total Number of Loans                                                    1,404

Average Loan Principal Balance                                    $    544,566           $322,750 to $1,250,000

WA Gross Coupon                                                          4.512%                 2.875% to 5.875%

WA FICO                                                                    735                       624 to 827

WA Original Term (mos.)                                                    358                       120 to 360

WA Remaining Term (mos.)                                                   357                       119 to 360

WA OLTV                                                                  65.47%                  9.97% to 95.00%

WA Months to First Rate Adjustment Date                                     59                         55 to 60

Gross Margin                                                             2.250%

WA Rate Ceiling                                                          9.512%                7.875% to 10.875%

Geographic Concentration of Mortgaged                               CA   66.75%
Properties (Top 5 States) based on the Aggregate                    IL    6.16%
Stated Principal Balance                                            FL    4.47%
                                                                    TX    1.88%
                                                                    CO    1.84%
---------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                24

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                           Number Of         Stated Principal      Cut-Off Date
                            Mortgage          Balance as of       Pool Principal
         Occupancy           Loans            Cut-Off Date           Balance
--------------------------------------------------------------------------------
    Primary Residence          1,327        $719,484,295.89           94.10%
    Second Home                   71          42,512,227.48            5.56
    Investor Property              6           2,573,440.84            0.34
--------------------------------------------------------------------------------
    Total:                     1,404        $764,569,964.21          100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                              Aggregate              % of
                              Number Of    Stated Principal      Cut-Off Date
                               Mortgage     Balance as of       Pool Principal
      Property Type             Loans       Cut-Off Date           Balance
--------------------------------------------------------------------------------
    Single Family Residence         938       $521,477,711.41          68.21%
    PUD-Detached                    301        165,076,925.43          21.59
    Condominium                     125         59,088,721.88           7.73
    PUD-Attached                     30         13,556,692.33           1.77
    2-Family                          5          2,904,346.45           0.38
    Townhouse                         2          1,124,539.32           0.15
    Co-Op                             2            861,577.97           0.11
    3-Family                          1            479,449.42           0.06
--------------------------------------------------------------------------------
    Total:                        1,404       $764,569,964.21         100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

------------------------------------------------------------------------------
                                              Aggregate              % of
                              Number Of    Stated Principal      Cut-Off Date
                               Mortgage     Balance as of       Pool Principal
      Purpose                   Loans       Cut-Off Date           Balance
--------------------------------------------------------------------------------
    Refinance-Rate/Term           872     $492,195,426.86           64.38%
    Purchase                      387      198,271,022.07           25.93
    Refinance-Cashout             145       74,103,515.28            9.69
--------------------------------------------------------------------------------
    Total:                      1,404     $764,569,964.21          100.00%
================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                25

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

  Geographical Distribution of the Mortgage Properties of the Group 2 Mortgage
                                   Loans/(1)/

--------------------------------------------------------------------------------
                                           Aggregate              % of
                           Number Of    Stated Principal      Cut-Off Date
                            Mortgage     Balance as of       Pool Principal
     Geographic Area         Loans       Cut-Off Date           Balance
--------------------------------------------------------------------------------
    California                  942    $510,377,964.95            66.75%
    Illinois                     81      47,098,452.80             6.16
    Florida                      64      34,185,823.73             4.47
    Texas                        27      14,374,002.35             1.88
    Colorado                     23      14,077,439.63             1.84
    Arizona                      23      13,570,195.86             1.77
    Georgia                      25      12,589,501.08             1.65
    Washington                   22      12,441,055.61             1.63
    Nevada                       19      12,310,367.40             1.61
    Virginia                     26      11,950,906.49             1.56
    South Carolina               21      11,362,046.30             1.49
    Maryland                     22      10,480,912.77             1.37
    Massachusetts                16       8,580,646.35             1.12
    North Carolina               18       8,533,612.56             1.12
    District of Columbia         15       7,217,736.04             0.94
    Missouri                      9       4,525,599.43             0.59
    Minnesota                     7       3,789,017.81             0.50
    Oregon                        5       3,090,200.22             0.40
    Connecticut                   4       2,523,926.31             0.33
    Tennessee                     5       2,517,187.99             0.33
    Pennsylvania                  3       2,417,447.76             0.32
    Rhode Island                  4       2,335,740.95             0.31
    Wisconsin                     3       1,869,453.17             0.24
    Ohio                          3       1,709,168.60             0.22
    Michigan                      2       1,580,251.03             0.21
    New Mexico                    3       1,548,200.24             0.20
    Kansas                        2       1,235,528.62             0.16
    Montana                       1       1,166,000.00             0.15
    Wyoming                       2       1,018,000.00             0.13
    New Jersey                    1         842,917.78             0.11
    New York                      2         788,105.06             0.10
    Indiana                       1         660,253.21             0.09
    Utah                          1         619,183.55             0.08
    Idaho                         1         598,620.53             0.08
    New Hampshire                 1         584,498.03             0.08
--------------------------------------------------------------------------------
    Total:                    1,404    $764,569,964.21           100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.02% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                26

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of    Stated Principal    Cut-Off Date
Current Mortgage Loan            Mortgage     Balance as of     Pool Principal
Principal Balances                Loans       Cut-Off Date         Balance
--------------------------------------------------------------------------------
      300,000.01 -   350,000.00      82     $ 27,803,428.17           3.64%
      350,000.01 -   400,000.00     267      101,078,195.30          13.22
      400,000.01 -   450,000.00     212       90,079,089.52          11.78
      450,000.01 -   500,000.00     197       94,330,924.77          12.34
      500,000.01 -   550,000.00     121       63,321,527.49           8.28
      550,000.01 -   600,000.00     118       68,400,321.98           8.95
      600,000.01 -   650,000.00      83       52,197,318.83           6.83
      650,000.01 -   700,000.00      60       40,698,662.10           5.32
      700,000.01 -   750,000.00      72       52,648,188.68           6.89
      750,000.01 -   800,000.00      43       33,451,528.11           4.38
      800,000.01 -   850,000.00      30       24,995,356.49           3.27
      850,000.01 -   900,000.00      32       28,140,540.35           3.68
      900,000.01 -   950,000.00      21       19,382,550.61           2.54
      950,000.01 - 1,000,000.00      50       49,569,761.42           6.48
    1,000,000.01 - 1,500,000.00      16       18,472,570.39           2.42
--------------------------------------------------------------------------------
    Total:                        1,404     $764,569,964.21         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $544,566.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                27

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

-------------------------------------------------------------------------------
                                             Aggregate              % of
                          Number Of       Stated Principal      Cut-Off Date
Original Loan-To-Value     Mortgage        Balance as of       Pool Principal
Ratios (%)                   Loans         Cut-Off Date            Balance
-------------------------------------------------------------------------------
     5.01 - 10.00                 1      $    497,299.55             0.07%
    10.01 - 15.00                 4         2,364,547.35             0.31
    15.01 - 20.00                10         6,221,467.92             0.81
    20.01 - 25.00                20        14,356,080.81             1.88
    25.01 - 30.00                20        11,557,315.16             1.51
    30.01 - 35.00                32        18,860,620.80             2.47
    35.01 - 40.00                29        16,679,130.55             2.18
    40.01 - 45.00                41        23,773,261.11             3.11
    45.01 - 50.00                67        41,395,251.96             5.41
    50.01 - 55.00                79        44,679,641.87             5.84
    55.01 - 60.00                87        51,742,125.69             6.77
    60.01 - 65.00               104        61,692,291.48             8.07
    65.01 - 70.00               161        92,568,201.92            12.11
    70.01 - 75.00               188       103,087,649.93            13.48
    75.01 - 80.00               538       265,423,536.25            34.72
    80.01 - 85.00                 2           882,834.72             0.12
    85.01 - 90.00                13         5,843,385.38             0.76
    90.01 - 95.00                 8         2,945,321.76             0.39
-------------------------------------------------------------------------------
    Total:                    1,404      $764,569,964.21           100.00%
===============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 65.47%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                28

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                             Number Of       Stated Principal      Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
Mortgage Interest Rates (%)     Loans         Cut-Off Date            Balance
--------------------------------------------------------------------------------
    2.751 - 3.000                    9      $  3,857,943.46              0.50%
    3.001 - 3.250                   17         8,797,468.53              1.15
    3.251 - 3.500                   26        12,510,900.75              1.64
    3.501 - 3.750                   45        23,696,516.45              3.10
    3.751 - 4.000                  120        64,869,995.15              8.48
    4.001 - 4.250                  190       102,898,586.88             13.46
    4.251 - 4.500                  340       191,772,806.20             25.08
    4.501 - 4.750                  277       155,838,821.25             20.38
    4.751 - 5.000                  259       138,298,268.62             18.09
    5.001 - 5.250                   87        44,593,318.76              5.83
    5.251 - 5.500                   29        14,931,251.14              1.95
    5.501 - 5.750                    4         1,936,087.02              0.25
    5.751 - 6.000                    1           568,000.00              0.07
--------------------------------------------------------------------------------
    Total:                       1,404      $764,569,964.21            100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.512%.

                   Gross Margins of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                               Aggregate             % of
                        Number Of          Stated Principal      Cut-Off Date
                         Mortgage            Balance as of      Pool Principal
Gross Margin (%)          Loans              Cut-Off Date          Balance
--------------------------------------------------------------------------------
     2.250                  1,404         $764,569,964.21          100.00%
--------------------------------------------------------------------------------
     Total:                 1,404         $764,569,964.21          100.00%
================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                29

-------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
-------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of       Stated Principal     Cut-Off Date
      Maximum Lifetime        Mortgage        Balance as of      Pool Principal
Mortgage Interest Rates (%)     Loans         Cut-Off Date           Balance
--------------------------------------------------------------------------------
     7.001 -  8.000                  9     $  3,857,943.46             0.50%
     8.001 -  9.000                208      109,874,880.88            14.37
     9.001 - 10.000              1,066      588,808,482.95            77.01
    10.001 - 11.000                121       62,028,656.92             8.11
--------------------------------------------------------------------------------
    Total:                       1,404     $764,569,964.21           100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.512%.

          First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                              Number of   Statistical Principal    Cut-Off Date
                               Mortgage        Balance as of      Pool Principal
 First Rate Adjustment Date     Loans           Cut-Off Date         Balance
--------------------------------------------------------------------------------
    April 1,2008                      5       $  3,235,598.14             0.42%
    May 1,2008                       25         12,565,659.78             1.64
    June 1,2008                      22         12,208,145.09             1.60
    July 1,2008                     179         98,508,920.28            12.88
    August 1,2008                   842        456,285,772.93            59.68
    September 1,2008                331        181,765,867.99            23.77
--------------------------------------------------------------------------------
    Total:                        1,404       $764,569,964.21           100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                30

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

                Remaining Terms of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                             Number Of       Stated Principal      Cut-Off Date
                              Mortgage        Balance as of       Pool Principal
Remaining Term (Months)        Loans           Cut-Off Date          Balance
--------------------------------------------------------------------------------
    101 - 120                        2       $  1,287,691.47           0.17%
    161 - 180                        8          5,280,889.70           0.69
    201 - 220                        1            623,775.89           0.08
    221 - 240                        4          1,711,864.18           0.22
    281 - 300                        5          2,427,723.78           0.32
    341 - 360                    1,384        753,238,019.19          98.52
--------------------------------------------------------------------------------
    Total:                       1,404       $764,569,964.21         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate                % of
                          Number Of      Stated Principal         Cut-Off Date
                           Mortgage       Balance as of          Pool Principal
       Credit Scores         Loans         Cut-Off Date             Balance
--------------------------------------------------------------------------------
    801 - 850                    20       $  9,459,241.08              1.24%
    751 - 800                   573        310,203,430.77             40.57
    701 - 750                   531        288,442,709.88             37.73
    651 - 700                   233        129,490,680.97             16.94
    601 - 650                    44         24,772,713.39              3.24
    Not Scored                    3          2,201,188.12              0.29
--------------------------------------------------------------------------------
    Total:                    1,404       $764,569,964.21            100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                31

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                              Collateral Summary      Range (if applicable)
                                                              ------------------      ---------------------
Total Outstanding Loan Balance                                      $175,007,710
Total Number of Loans                                                        341
Average Loan Principal Balance                                          $513,219      $327,278 to $993,859
WA Gross Coupon                                                            4.826%          2.875% to 5.875%
WA FICO                                                                      744                622 to 815
WA Original Term (mos.)                                                      355                120 to 360
WA Remaining Term (mos.)                                                     354                119 to 360
WA OLTV                                                                    64.85%          10.37% to 95.00%
WA Months to First Adjustment Date                                            83                  79 to 84
Gross Margin                                                               2.250%
WA Rate Ceiling                                                            9.826%         7.875% to 10.875%

Geographic Concentration of  Mortgaged Properties (Top                CA   55.26%
5 States) based on the Aggregate Stated Principal                     FL    5.47%
Balance                                                               MD    5.07%
                                                                      VA    4.42%
                                                                      TX    3.71%

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                32

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number of       Stated Principal       Cut-Off Date
                           Mortgage         Balance as of         Pool Principal
       Occupancy             Loans          Cut-Off Date            Balance
--------------------------------------------------------------------------------
    Primary Residence         328          $169,014,733.65            96.58%
    Second Home                12             5,623,431.18             3.21
    Investor Property           1               369,545.05             0.21
--------------------------------------------------------------------------------
    Total:                    341          $175,007,709.88           100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                   Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                Aggregate             % of
                               Number Of    Stated Principal       Cut-Off Date
                                Mortgage      Balance as of       Pool Principal
       Property Type              Loans       Cut-Off Date            Balance
--------------------------------------------------------------------------------
    Single Family Residence        226      $115,877,324.63            66.21%
    PUD-Detached                    89        47,176,087.50            26.96
    Condominium                     16         7,052,811.31             4.03
    2-Family                         4         2,170,826.31             1.24
    PUD-Attached                     4         1,857,091.02             1.06
    Townhouse                        2           873,569.11             0.50
--------------------------------------------------------------------------------
    Total:                         341      $175,007,709.88           100.00%
================================================================================


         Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number Of       Stated Principal       Cut-Off Date
                            Mortgage        Balance as of        Pool Principal
       Purpose               Loans           Cut-Off Date           Balance
--------------------------------------------------------------------------------
    Refinance-Rate/Term        206         $108,164,993.31            61.81%
    Purchase                    95           46,974,157.73            26.84
    Refinance-Cashout           40           19,868,558.84            11.35
--------------------------------------------------------------------------------
    Total:                     341         $175,007,709.88           100.00%
================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                33

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                               Aggregate             % of
                            Number Of      Stated Principal      Cut-Off Date
                             Mortgage        Balance as of       Pool Principal
    Geographic Area           Loans           Cut-Off Date          Balance
--------------------------------------------------------------------------------
    California                 185           $96,705,659.50          55.26%
    Florida                     20             9,572,940.36           5.47
    Maryland                    19             8,865,235.18           5.07
    Virginia                    17             7,742,938.06           4.42
    Texas                       11             6,498,250.55           3.71
    Illinois                    11             5,246,749.85           3.00
    Georgia                      9             5,021,835.24           2.87
    Colorado                    10             4,699,415.54           2.69
    Nevada                       5             3,335,605.86           1.91
    Washington                   7             3,141,707.67           1.80
    District of Columbia         6             2,918,524.93           1.67
    North Carolina               4             2,260,396.72           1.29
    Tennessee                    4             2,254,771.14           1.29
    Missouri                     4             2,173,045.29           1.24
    Arizona                      4             1,865,289.54           1.07
    South Carolina               2             1,312,384.32           0.75
    Oklahoma                     3             1,193,726.91           0.68
    Oregon                       2             1,187,672.91           0.68
    New Mexico                   2               956,915.49           0.55
    Minnesota                    2               932,877.69           0.53
    Massachusetts                2               918,736.69           0.52
    Wisconsin                    1               750,000.00           0.43
    Connecticut                  1               749,034.58           0.43
    Iowa                         2               709,915.99           0.41
    Pennsylvania                 1               642,812.73           0.37
    New Jersey                   1               634,600.16           0.36
    Idaho                        1               596,414.53           0.34
    Michigan                     1               497,697.75           0.28
    Utah                         1               448,460.50           0.26
    Kentucky                     1               416,998.34           0.24
    New York                     1               397,499.26           0.23
    Kansas                       1               359,596.60           0.21
--------------------------------------------------------------------------------
    Total:                     341          $175,007,709.88         100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.13% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                34

--------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
--------------------------------------------------------------------------------

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                Number Of     Stated Principal    Cut-Off Date
     Current Mortgage Loan      Mortgage       Balance as of     Pool Principal
     Principal Balances ($)      Loans         Cut-Off Date          Balance
--------------------------------------------------------------------------------
    300,000.01 -   350,000.00      17          $5,771,618.26           3.30%
    350,000.01 -   400,000.00      75          28,440,788.94          16.25
    400,000.01 -   450,000.00      57          24,191,656.61          13.82
    450,000.01 -   500,000.00      48          22,918,333.26          13.10
    500,000.01 -   550,000.00      33          17,336,254.11           9.91
    550,000.01 -   600,000.00      31          17,792,372.11          10.17
    600,000.01 -   650,000.00      23          14,445,508.94           8.25
    650,000.01 -   700,000.00      15          10,233,997.67           5.85
    700,000.01 -   750,000.00      20          14,747,655.51           8.43
    750,000.01 -   800,000.00       5           3,892,108.09           2.22
    800,000.01 -   850,000.00       4           3,295,720.25           1.88
    850,000.01 -   900,000.00       7           6,118,922.07           3.50
    900,000.01 -   950,000.00       1             928,829.93           0.53
    950,000.01 - 1,000,000.00       5           4,893,944.13           2.80
--------------------------------------------------------------------------------
    Total:                        341        $175,007,709.88         100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $513,219.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                35

-------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
-------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                    Number Of   Stated Principal   Cut-Off Date
                                     Mortgage    Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)      Loans     Cut-Off Date        Balance
--------------------------------------------------------------------------------
     10.01 - 15.00                          1   $    362,543.30           0.21%
     15.01 - 20.00                          1        409,447.72           0.23
     20.01 - 25.00                          2      1,311,901.17           0.75
     25.01 - 30.00                          6      3,447,694.86           1.97
     30.01 - 35.00                          9      5,605,073.52           3.20
     35.01 - 40.00                         10      4,972,759.62           2.84
     40.01 - 45.00                         16      9,277,315.55           5.30
     45.01 - 50.00                         13      6,162,652.03           3.52
     50.01 - 55.00                         21     11,017,068.24           6.30
     55.01 - 60.00                         27     13,426,422.75           7.67
     60.01 - 65.00                         35     19,297,436.27          11.03
     65.01 - 70.00                         32     17,178,928.14           9.82
     70.01 - 75.00                         43     21,000,833.52          12.00
     75.01 - 80.00                        121     60,017,787.92          34.29
     80.01 - 85.00                          2        774,525.57           0.44
     85.01 - 90.00                          1        418,041.93           0.24
     90.01 - 95.00                          1        327,277.77           0.19
--------------------------------------------------------------------------------
     Total:                               341   $175,007,709.88         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 64.85%.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                36

-------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
-------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                Number Of       Stated Principal   Cut-Off Date
                                 Mortgage        Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
     2.751 - 3.000                    1       $    399,298.76            0.23%
     3.001 - 3.250                    2            890,568.08            0.51
     3.251 - 3.500                    4          2,378,710.91            1.36
     3.501 - 3.750                    2          1,207,138.52            0.69
     3.751 - 4.000                    6          2,998,931.90            1.71
     4.001 - 4.250                   17          8,415,729.75            4.81
     4.251 - 4.500                   40         20,932,342.41           11.96
     4.501 - 4.750                   71         36,956,381.26           21.12
     4.751 - 5.000                  122         60,216,104.10           34.41
     5.001 - 5.250                   42         22,429,595.54           12.82
     5.251 - 5.500                   22         12,282,210.82            7.02
     5.501 - 5.750                   11          5,273,438.01            3.01
     5.751 - 6.000                    1            627,259.82            0.36
--------------------------------------------------------------------------------
     Total:                         341       $175,007,709.88          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 4.826%.

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                Number Of       Stated Principal   Cut-Off Date
                                 Mortgage        Balance as of    Pool Principal
Gross Margins (%)                  Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
     2.250                           341       $175,007,709.88         100.00%
--------------------------------------------------------------------------------
     Total:                          341       $175,007,709.88         100.00%
================================================================================

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                37

-------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
-------------------------------------------------------------------------------

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                Number Of       Stated Principal   Cut-Off Date
     Maximum Lifetime            Mortgage        Balance as of    Pool Principal
Mortgage Interest Rates (%)        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
     7.001 -  8.000                    1       $    399,298.76            0.23%
     8.001 -  9.000                   14          7,475,349.41             4.27
     9.001 - 10.000                  250        126,520,557.52            72.29
    10.001 - 11.000                   76         40,612,504.19            23.21
--------------------------------------------------------------------------------
    Total:                           341       $175,007,709.88          100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 9.826%.

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                Number Of       Stated Principal   Cut-Off Date
                                 Mortgage        Balance as of    Pool Principal
      First Adjustment Date        Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
    April 1,2010                      1       $    419,425.58             0.24%
    May 1,2010                        3          1,736,274.06             0.99
    June 1,2010                       2            888,800.82             0.51
    July 1,2010                      45         22,202,266.62            12.69
    August 1,2010                   286        147,519,942.80            84.29
    September 1,2010                  4          2,241,000.00             1.28
--------------------------------------------------------------------------------
    Total:                          341       $175,007,709.88           100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                38

-------------------------------------------------------------------------------
BoAMS 2003-I $1,181,176,000  (approximate)
-------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                Number Of       Stated Principal   Cut-Off Date
                                 Mortgage        Balance as of    Pool Principal
Remaining Term (Months)            Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
    101 - 120                          4       $  2,466,748.32           1.41%
    161 - 180                          2          1,172,243.89           0.67
    281 - 300                          3          1,684,187.33           0.96
    341 - 360                        332        169,684,530.34          96.96
--------------------------------------------------------------------------------
    Total:                           341       $175,007,709.88         100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 354 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                Number Of       Stated Principal   Cut-Off Date
                                 Mortgage        Balance as of    Pool Principal
          Credit Scores            Loans         Cut-Off Date        Balance
--------------------------------------------------------------------------------
    801 - 850                         12      $  5,879,756.77           3.36%
    751 - 800                        172        88,970,299.12          50.84
    701 - 750                         96        48,851,962.87          27.91
    651 - 700                         51        26,641,652.73          15.22
    601 - 650                         10         4,664,038.39           2.67
--------------------------------------------------------------------------------
    Total:                           341      $175,007,709.88         100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC                                                39

Lehman Brothers                                       Mortgage Backed Securities


MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2003-I
$1,181,176,000  (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6 and 3-A-1

(Offered Certificates)

Bank of America, N.A.
Seller and Servicer


September 9, 2003


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                                   To Roll/(1)/

                                                          Est.  Est. Prin.     Expected                Expected
               Approx.                                    WAL    Window    Maturity to Roll   Delay    Ratings
   Class       Size/(2)/     Interest - Principal Type   (yrs)    (mos)        @ 20 CPR        Days (Fitch/Moody's)

Offered Certificates
--------------------
  1-A-1     $267,438,000    Variable - Pass-thru/(3)/     2.10   1 - 35       08/25/06          24     AAA/Aaa
  2-A-1      152,746,000    Variable - Sequential/(4)/    0.50   1 - 12       09/25/04           0     AAA/Aaa
  2-A-2       71,478,000    Variable - Sequential/(4)/    1.25  12 - 18       03/25/05           0     AAA/Aaa
  2-A-3      113,157,000    Variable - Sequential/(4)/    2.00  18 - 30       03/25/06          24     AAA/Aaa
  2-A-4       89,485,000    Variable - Sequential/(5)/    3.00  30 - 42       03/25/07          24     AAA/Aaa
  2-A-5       86,608,000    Variable - Sequential/(5)/    4.17  42 - 59       08/25/08          24     AAA/Aaa
  2-A-6      230,070,000    Variable - Sequential/(5)/    4.92  59 - 59       08/25/08          24     AAA/Aaa
  3-A-1      170,194,000    Variable - Pass-thru/(6)/     3.34   1 - 83       08/25/10          24     AAA/Aaa


Not Offered Hereunder
---------------------
  B-1      15,184,000                                                                                   AA/NR
  B-2       7,287,000                                                                                    A/NR
  B-3       4,858,000                                                                                  BBB/NR
  B-4       1,821,000                                                                                   BB/NR
  B-5       1,821,000                                                                                    B/NR
  B-6       2,431,713                                                                                   NR/NR
  SES         TBD              Interest Only/(7)/                                                         N.A.
2-A-IO                      Variable Interest Only                                                        N.A.
 1-IO         TBD           Fixed -Interest Only                                                          N.A.
 2-IO         TBD           Fixed -Interest Only                                                          N.A.
 3-IO         TBD           Fixed -Interest Only                                                          N.A.



(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of August 2006, August 2008 and August 2010, respectively.

(2)  Class sizes are subject to change.

(3) For each Distribution Date occurring prior to September 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2)[ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2 and 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-4, 2-A-5, 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to September 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(7) For each Distribution Date, interest will accrue on the Class SES Component for Group 1 at a rate equal to [0.325]% per annum and for Group 2 and Group 3 at a rate equal to [0.200]% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                                   To Maturity

                                                          Est.  Est. Prin.     Expected           Expected
                Approx.                                   WAL    Window         Final    Delay    Ratings
   Class       Size/(1)/     Interest - Principal Type   (yrs)    (mos)        Maturity  Days  (Fitch/Moody's)

Offered Certificates
--------------------
  1-A-1     $267,438,000    Variable - Pass-thru/(3)/    4.01   1-360/(2)/     08/25/33   24      AAA /Aaa
  2-A-1      152,746,000    Variable - Sequential/(4)/   0.50   1-360/(2)/     08/25/33    0      AAA /Aaa
  2-A-2       71,478,000    Variable - Sequential/(4)/   1.25   1-360/(2)/     08/25/33    0      AAA /Aaa
  2-A-3      113,157,000    Variable - Sequential/(4)/   2.00   1-360/(2)/     08/25/33   24      AAA /Aaa
  2-A-4       89,485,000    Variable - Sequential/(5)/   3.00   1-360/(2)/     08/25/33   24      AAA /Aaa
  2-A-5       86,608,000    Variable - Sequential/(5)/   4.17   1-360/(2)/     08/25/33   24      AAA /Aaa
  2-A-6      230,070,000    Variable - Sequential/(5)/   8.77   1-360/(2)/     08/25/33   24      AAA /Aaa
  3-A-1      170,194,000    Variable - Pass-thru/(6)/    4.04   1-360/(2)/     08/25/33   24      AAA /Aaa


(1)  Class sizes are subject to change.

(2) Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date occurring prior to September 2006, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2006, interest will accrue on the Class 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(4) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2)[ ]%, [ ]% and [ ]% for the Class 2-A-1, 2-A-2 and 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-1, 2-A-2, 2-A-3 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date occurring prior to September 2008, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-4, 2-A-5 and 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after September 2008, interest will accrue on the Class 2-A-4, 2-A-5, 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to September 2010, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after September 2010, interest will accrue on the Class 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Transaction:                          Banc of America Mortgage Securities,
                                      Inc. Mortgage Pass-Through Certificates,
                                      Series 2003-I

Lead Manager (Book Runner):           Banc of America Securities LLC

Co-Managers:                          Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:                  Bank of America, N.A.

Trustee:                              Wells Fargo Bank Minnesota, N.A.

Transaction Size:                     $1,214,578,714

Securities Offered:                   $267,438,000 Class 1-A-1 Certificates
                                      $152,746,000 Class 2-A-1 Certificates
                                      $71,478,000 Class 2-A-2 Certificates
                                      $113,157,000 Class 2-A-3 Certificates
                                      $89,485,000 Class 2-A-4 Certificates
                                      $86,608,000 Class 2-A-5 Certificates
                                      $230,070,000 Class 2-A-6 Certificates
                                      $170,194,000 Class 3-A-1 Certificates

Group 1 Collateral:                   3/1 Hybrid ARM Residential  Mortgage
                                      Loans: fully amortizing, one-to-four
                                      family, first lien mortgage loans. The
                                      Group 1 Mortgage Loans have a fixed
                                      interest rate for approximately 3 years
                                      and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:                   5/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 2
                                      Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 28.36% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:                   7/1 Hybrid ARM Residential Mortgage Loans:
                                      fully amortizing, one-to-four family,
                                      first lien mortgage loans. The Group 3
                                      Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Rating Agencies:                      Moody's Investor Service, Inc. and Fitch
                                      Ratings (Class A Certificates) and Fitch
                                      Ratings (Subordinate Certificates except for the Class B-6 Certificates).

Expected Pricing Date:                Week of September 8, 2003

Expected Closing Date:                September 25, 2003

Collection Period:                    The calendar month preceding the current
                                      Distribution Date

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Distribution Date:               25/th/ of each month, or the next succeeding
                                 business day (First Payment Date: October 27,
                                 2003)

Cut-Off Date:                    September 1, 2003

Class A Certificates:            Class 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                 2-A-6, 2-A-IO and 3-A-1 Certificates (the
                                 "Class A Certificates"). The Class 2-A-IO
                                 Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5, and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6
                                 and 2-A-IO

Group 3-A Certificates:          Class 3-A-1

Day Count:                       30/360

Group 1, Group 2 and Group 3     20% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum         Incremental
Denominations:                          Form            Denominations     Denominations
                                        ----            -------------     -------------
    Class 1-A, 2-A, and 3-A          Book Entry             $1,000             $1
       Offered Certificates

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:               All of the Offered Certificates are expected to
                                 be ERISA eligible.

Tax Structure:                   REMIC

Optional Clean-up Call: Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Principal Distribution:    Principal will be allocated to the certificates
                           according to the Priority of Distributions: The Group
                           1 Senior Principal Distribution Amount will generally be allocated to the Group 1-A Certificates pro-rata until their class balances have been reduced to zero.
                           The Group 2 Senior Principal Distribution Amount will generally be allocated to the Group 2-A Certificates sequentially to the Class 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                           2-A-5 and 2-A-6 Certificates, in that order, until their class balances have been reduced to zero. The
                           Group 3 Senior Principal Distribution Amount will generally be allocated to the Group 3-A Certificates pro-rata until their class balances have been reduced to zero. The Subordinate Principal Distribution
                           Amount will generally be allocated to the Subordinate
                           Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class
                           A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:          Interest will accrue the Class 1-A-1, 2-A-3, 2-A-4,
                           2-A-5, 2-A-6 and 3-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, a "Regular Interest Accrual Period").
                           The initial Regular Interest Accrual Period will be deemed to have commenced on September 1, 2003.
                           Interest will accrue on the Class 2-A-1 and 2-A-2
                           Certificates during each one-month period commencing on the 25/th/ day of the month preceding the month in which each Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs (a "Class 2-A-1 Interest Accrual Period" and
                           "Class 2-A-2 Interest Accrual Period", respectively, and together with a Regular Interest Accrual Period, an "Interest Accrual Period"). The initial Regular
                           Interest Accrual Period will be deemed to have commenced on September 1, 2003. The initial Class
                           2-A-1 and 2-A-2 Interest Accrual Period will be deemed to have commenced on September 25, 2003.
                           Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee
                              Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The
                              Trustee Fee Rate will be [0.002%] per annum. The
                              Servicing Fee Rate for all Loan Groups will be the equal to [0.050%] per annum with respect to any Mortgage Loan.

Compensating Interest:        The aggregate servicing compensation payable to
                              the Servicer for any month and the interest payable on the Class SES Certificates will in the aggregate be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for the such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Loan Groups.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the sum of (i) the Administrative Fee Rate and (ii) the pass-through rate of the Class SES Component in the related Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                          Preliminary Summary of Terms

Pool Distribution Amount:             The Pool Distribution Amount for each Loan
                                      Group with respect to any Distribution
                                      Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection
                                      Period for such Loan Group, together with any advances in respect thereof or any Servicer compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the
                                      Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection
                                      Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related Collection
                                      Period; and (iv) any substitution
                                      adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                      Date or amounts received in connection
                                      with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                                      Agreement. The Pool Distribution Amount
                                      will not include any profit received by
                                      the Servicer on the foreclosure of a
                                      Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:                    The Senior Percentage for a Loan Group on
                                      any Distribution Date will equal, (i) the aggregate principal balance of the Class A
                                      Certificates of such Group immediately
                                      prior to such date, divided by (ii) the
                                      aggregate principal balance of the related
                                      Loan Group for such date.

Subordinate Percentage:               The Subordinate Percentage for a Loan
                                      Group for any Distribution Date will equal
                                      100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:    The Subordinate Prepayment Percentage for
                                      a Loan Group for any Distribution Date
                                      will equal 100% minus the Senior
                                      Prepayment Percentage for such Loan Group for such date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                     Mortgage Backed Securities

                                      Preliminary Summary of Terms

Group 1, Group 2 and     For the following Distribution Dates, will be as follows:
Group 3 Senior

Prepayment Percentage:   Distribution Date                      Senior Prepayment Percentage
                         -----------------                      -----------------------------
                        October 2003 through September 2010     100%;

                        October 2010 through September 2011     the applicable Senior Percentage plus,
                                                                70% of the applicable Subordinate
                                                                Percentage;
                        October 2011 through September 2012     the applicable Senior Percentage plus,
                                                                60% of the applicable Subordinate
                                                                Percentage;
                        October 2012 through September 2013     the applicable Senior Percentage plus,
                                                                40% of the applicable Subordinate
                                                                Percentage;
                        October 2013 through September 2014     the applicable Senior Percentage plus,
                                                                20% of the applicable Subordinate
                                                                Percentage;
                        October 2014 and thereafter             the applicable Senior Percentage;

                         provided, however,

                         (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Groups for such Distribution Date will equal 100%,

                         (ii) if for each Group of Certificates on any Distribution Date prior to the October 2006 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the applicable Senior Percentage for each Group plus 50% of the Subordinate Percentage for each Group, and

                         (iii) if for each Group of Certificates on or after the October 2006 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Group for that Distribution Date will equal the Senior Percentage for each Group.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                     Mortgage Backed Securities

                                             Preliminary Summary of Terms
Principal Amount:                  The Principal Amount for any Distribution Date and any Loan
                                   Group will equal the sum of (a) the principal portion of each
                                   Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan
                                   Group on the related Due Date), (b) the Stated Principal
                                   Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor
                                   pursuant to the Pooling and Servicing Agreement as of such
                                   Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any
                                   liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet
                                   liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with
                                   respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such
                                   Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and
                                   (f) all Principal Prepayments on any Mortgage Loans in such
                                   Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution      The Senior Principal Distribution Amount for a Loan Group for
Amount:                            any Distribution Date will equal the sum of (i) the Senior
                                   Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal
                                   Amount" for such Loan Group and such Distribution Date and
                                   (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount"
                                   for such Loan Group and such Distribution Date subject to
                                   certain reductions due to losses.

Subordinate Principal              The Subordinate Principal Distribution Amount for a Loan Group
Distribution Amount:               for any Distribution Date will equal the sum of (i) the
                                   Subordinate Percentage for such Loan Group of the amounts
                                   described in clauses (a) and (d) of the definition of
                                   "Principal Amount" for such Loan Group and such Distribution
                                   Date and (ii) the Subordinate Prepayment Percentage for such
                                   Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                     Mortgage Backed Securities

                                 Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                      Subordination of Class B Certificates
                           --------------------------
                                     Class A
                             Credit Support (2.75%)
                           --------------------------
                                    Class B-1
                             Credit Support (1.50%)
                           --------------------------
                                    Class B-2
         Priority of         Credit Support (0.90%)           Order of
                           --------------------------
           Payment                  Class B-3                   Loss
                             Credit Support (0.50%)
                           --------------------------        Allocation
                                    Class B-4
                             Credit Support (0.35%)
                           --------------------------
                                    Class B-5
                             Credit Support (0.20%)
                           --------------------------
                                    Class B-6
                             Credit Support (0.00%)
                           --------------------------


                            Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

                            Priority of Distributions
       -------------------------------------------------------------------
                              First, to the Trustee
       -------------------------------------------------------------------

       -------------------------------------------------------------------
                   Second, to the Class SES, 1IO, 2IO, and 3IO
                                to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
                   Third, to the Class A Certificates of each
                             Group to pay Interest;
       -------------------------------------------------------------------

       -------------------------------------------------------------------
                   Fourth, to the Class A Certificates of each
                             Group to pay Principal.
       -------------------------------------------------------------------

       -------------------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
                Certificates to pay Interest and Principal in the
              order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
       -------------------------------------------------------------------

       -------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
       -------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                     Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.424       3.417      3.410       3.402      3.392       3.370      3.325
  Average Life (Years)                     2.643       2.451      2.269       2.095      1.930       1.627      1.234
  Modified Duration                        2.479       2.303      2.135       1.975      1.822       1.542      1.177
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             08/25/06   08/25/06    08/25/06   08/25/06    08/25/06   08/25/06    08/25/06
  Principal Payment Window (Months)          35         35          35         35          35         35          35

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.585       1.585      1.585       1.585      1.585       1.585      1.585
  Average Life (Years)                     1.737       0.959      0.659       0.500      0.401       0.285      0.196
  Modified Duration                        1.693       0.943      0.650       0.494      0.396       0.282      0.194
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Principal Payment Window (Months)          42         23          16         12          9           7          4

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.533       2.533      2.533       2.533      2.533       2.533      2.533
  Average Life (Years)                     4.403       2.459      1.669       1.250      0.990       0.686      0.443
  Modified Duration                        4.118       2.356      1.615       1.216      0.967       0.672      0.435
  First Principal Payment Date            03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Last Principal Payment Date             08/25/08   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Principal Payment Window (Months)          18         14          9           7          6           4          3

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.353       3.342      3.315       3.286      3.255       3.189      3.071
  Average Life (Years)                     4.917       3.945      2.677       2.000      1.579       1.081      0.695
  Modified Duration                        4.462       3.634      2.520       1.904      1.515       1.046      0.677
  First Principal Payment Date            08/25/08   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Last Principal Payment Date             08/25/08   08/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Principal Payment Window (Months)          1          24          17         13          11          7          5

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.940       3.940      3.932       3.909      3.885       3.832      3.737
  Average Life (Years)                     4.917       4.917      4.019       3.000      2.364       1.614      1.028
  Modified Duration                        4.389       4.389      3.648       2.778      2.217       1.536      0.991
  First Principal Payment Date            08/25/08   08/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Last Principal Payment Date             08/25/08   08/25/08    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Principal Payment Window (Months)          1           1          18         13          10          8          5

(1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of August 2006, August 2008 and August 2010, respectively.




     This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-25                           4.280       4.280      4.281       4.282      4.277       4.268      4.250
  Average Life (Years)                     4.917       4.917      4.905       4.170      3.275       2.225      1.412
  Modified Duration                        4.351       4.351      4.343       3.745      2.997       2.082      1.344
  First Principal Payment Date            08/25/08   08/25/08    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Last Principal Payment Date             08/25/08   08/25/08    08/25/08   08/25/08    07/25/07   04/25/06    05/25/05
  Principal Payment Window (Months)          1           1          3          18          14          9          7

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                           4.316       4.316      4.316       4.316      4.318       4.323      4.333
  Average Life (Years)                     4.917       4.917      4.917       4.917      4.756       4.031      2.883
  Modified Duration                        4.350       4.350      4.350       4.350      4.221       3.620      2.641
  First Principal Payment Date            08/25/08   08/25/08    08/25/08   08/25/08    07/25/07   04/25/06    05/25/05
  Last Principal Payment Date             08/25/08   08/25/08    08/25/08   08/25/08    08/25/08   08/25/08    08/25/08
  Principal Payment Window (Months)          1           1          1           1          14         29          40

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                           4.631       4.634      4.637       4.641      4.645       4.654      4.672
  Average Life (Years)                     5.486       4.629      3.924       3.345      2.860       2.117      1.392
  Modified Duration                        4.666       3.976      3.403       2.929      2.529       1.906      1.285
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             08/25/10   08/25/10    08/25/10   08/25/10    08/25/10   08/25/10    08/25/10
  Principal Payment Window (Months)          83         83          83         83          83         83          83

     (1) Assumes any outstanding principal balance on the Class 1-A Certificates, the Class 2-A Certificates and the Class 3-A Certificates will be paid in full on the Distribution Date occurring in the month of August 2006, August 2008 and August 2010, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.292       3.307      3.320       3.330      3.336       3.339      3.315
  Average Life (Years)                    10.709       7.187      5.222       4.011      3.200       2.200      1.398
  Modified Duration                        8.180       5.813      4.405       3.488      2.847       2.018      1.317
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             09/25/33   09/25/33    09/25/33   09/25/33    09/25/33   09/25/33    09/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

2-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          1.585       1.585      1.585       1.585      1.585       1.585      1.585
  Average Life (Years)                     1.737       0.959      0.659       0.500      0.401       0.285      0.196
  Modified Duration                        1.693       0.943      0.650       0.494      0.396       0.282      0.194
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Principal Payment Window (Months)          42         23          16         12          9           7          4

2-A-2
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          2.545       2.533      2.533       2.533      2.533       2.533      2.533
  Average Life (Years)                     4.463       2.459      1.669       1.250      0.990       0.686      0.443
  Modified Duration                        4.170       2.356      1.615       1.216      0.967       0.672      0.435
  First Principal Payment Date            03/25/07   08/25/05    01/25/05   09/25/04    06/25/04   04/25/04    01/25/04
  Last Principal Payment Date             01/25/09   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Principal Payment Window (Months)          23         14          9           7          6           4          3

2-A-3
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.358       3.342      3.315       3.286      3.255       3.189      3.071
  Average Life (Years)                     6.838       3.945      2.677       2.000      1.579       1.081      0.695
  Modified Duration                        6.005       3.634      2.520       1.904      1.515       1.046      0.677
  First Principal Payment Date            01/25/09   09/25/06    09/25/05   03/25/05    11/25/04   07/25/04    03/25/04
  Last Principal Payment Date             02/25/12   09/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Principal Payment Window (Months)          38         25          17         13          11          7          5

2-A-4
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 100-00                          3.680       3.860      3.932       3.909      3.885       3.832      3.737
  Average Life (Years)                     9.791       5.841      4.019       3.000      2.364       1.614      1.028
  Modified Duration                        8.017       5.121      3.648       2.778      2.217       1.536      0.991
  First Principal Payment Date            02/25/12   09/25/08    01/25/07   03/25/06    09/25/05   01/25/05    07/25/04
  Last Principal Payment Date             12/25/14   06/25/10    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Principal Payment Window (Months)          35         22          18         13          10          8          5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

2-A-5
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-25                           3.766       3.968      4.188       4.282      4.277       4.268      4.250
  Average Life (Years)                    12.901       7.908      5.544       4.170      3.275       2.225      1.412
  Modified Duration                        9.908       6.611      4.842       3.745      2.997       2.082      1.344
  First Principal Payment Date            12/25/14   06/25/10    06/25/08   03/25/07    06/25/06   08/25/05    11/25/04
  Last Principal Payment Date             05/25/18   11/25/12    02/25/10   08/25/08    07/25/07   04/25/06    05/25/05
  Principal Payment Window (Months)          42         30          21         18          14          9          7

2-A-6
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                           3.657       3.739      3.839       3.952      4.055       4.194      4.299
  Average Life (Years)                     21.040     15.226      11.326      8.771      7.012       4.798      3.013
  Modified Duration                        14.050     11.004      8.689       7.031      5.813       4.172      2.736
  First Principal Payment Date            05/25/18   11/25/12    02/25/10   08/25/08    07/25/07   04/25/06    05/25/05
  Last Principal Payment Date             09/25/33   09/25/33    09/25/33   09/25/33    09/25/33   09/25/33    09/25/33
  Principal Payment Window (Months)         185         251        284         302        315         330        341

3-A-1
-------------------------------------------------------------------------------------------------------------------------
  CPR                                        5%         10%        15%         20%        25%         35%        50%
-------------------------------------------------------------------------------------------------------------------------
  Yield at 99-20                           4.131       4.277      4.391       4.476      4.538       4.614      4.666
  Average Life (Years)                     10.823      7.260      5.269       4.042      3.221       2.209      1.402
  Modified Duration                        7.601       5.459      4.180       3.339      2.745       1.963      1.291
  First Principal Payment Date            10/25/03   10/25/03    10/25/03   10/25/03    10/25/03   10/25/03    10/25/03
  Last Principal Payment Date             09/25/33   09/25/33    09/25/33   09/25/33    09/25/33   09/25/33    09/25/33
  Principal Payment Window (Months)         360         360        360         360        360         360        360

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

                                                         Collateral Summary      Range (if applicable)
                                                         ------------------      ---------------------
Total Outstanding Loan Balance                                 $275,001,040
Total Number of Loans                                                   525
Average Loan Principal Balance                                     $523,812      $323,602 to 1,000,000
WA Gross Coupon                                                      4.176%           2.750% to 5.250%
WA FICO                                                                 738                 628 to 806
WA Original Term (mos.)                                                 358                 120 to 360
WA Remaining Term (mos.)                                                356                 119 to 360
WA OLTV                                                              66.72%           15.46% to 95.00%
WA Months to First Rate Adjustment Date                                  35                   31 to 36
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.176%          8.750% to 11.250%
Geographic Concentration of Mortgaged Properties (Top           CA      70.17%
5 States) based on the Aggregate Stated Principal               IL       7.61%
Balance                                                         FL       2.84%
                                                                MD       1.90%
                                                                CO       1.70%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

---------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
                                    Mortgage           Balance as of          Pool Principal
       Occupancy                      Loans             Cut-Off Date              Balance
---------------------------------------------------------------------------------------------
    Primary Residence                   501            $262,866,686.62              95.59%
    Second Home                          14               7,598,442.83               2.76
    Investor Property                    10               4,535,910.25               1.65
---------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70             100.00%
=============================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

---------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
                                    Mortgage           Balance as of          Pool Principal
       Property Type                  Loans             Cut-Off Date              Balance
---------------------------------------------------------------------------------------------
    Single Family Residence             346            $181,272,507.43              65.92%
    PUD-Detached                        100              53,121,361.44              19.32
    Condominium                          56              27,476,234.77               9.99
    2-Family                              8               5,217,155.61               1.90
    PUD-Attached                          8               3,636,657.52               1.32
    4-Family                              4               2,782,693.40               1.01
    Townhouse                             3               1,494,429.53               0.54
---------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70             100.00%
=============================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

Purpose

---------------------------------------------------------------------------------------------
                                                          Aggregate                % of
                                    Number Of         Stated Principal         Cut-Off Date
                                    Mortgage           Balance as of          Pool Principal
       Purpose                        Loans             Cut-Off Date              Balance
---------------------------------------------------------------------------------------------
    Refinance-Rate/Term                 342            $182,342,374.75              66.31%
    Purchase                            119              61,494,075.41              22.36
    Refinance-Cashout                    64              31,164,589.54              11.33
---------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70             100.00%
=============================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                        of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal          Cut-Off Date
                                     Mortgage               Balance as of          Pool Principal
      Geographic Area                 Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    California                          368              $192,969,263.05               70.17%
    Illinois                             37                20,915,396.17                7.61
    Florida                              16                 7,810,394.68                2.84
    Maryland                             10                 5,231,989.03                1.90
    Colorado                              9                 4,678,158.82                1.70
    Virginia                              9                 4,496,695.66                1.64
    North Carolina                        9                 4,219,339.09                1.53
    Georgia                               8                 3,791,218.27                1.38
    Massachusetts                         8                 3,790,459.72                1.38
    Arizona                               6                 3,770,587.47                1.37
    Connecticut                           4                 3,236,119.62                1.18
    South Carolina                        6                 3,135,084.41                1.14
    Texas                                 6                 2,607,796.53                0.95
    Nevada                                5                 2,540,240.84                0.92
    New Mexico                            4                 2,317,560.16                0.84
    Missouri                              4                 2,250,665.07                0.82
    Washington                            5                 2,061,428.84                0.75
    Tennessee                             2                 1,049,893.13                0.38
    District of Columbia                  2                   928,433.88                0.34
    Wisconsin                             2                   837,609.82                0.30
    Kentucky                              1                   575,151.43                0.21
    New York                              1                   491,699.15                0.18
    Minnesota                             1                   479,277.04                0.17
    Utah                                  1                   413,159.91                0.15
    Arkansas                              1                   403,417.91                0.15
----------------------------------------------------------------------------------------------------
    Total:                              525              $275,001,039.70              100.00%
====================================================================================================


(1) As of the Cut-Off Date, no more than approximately 2.66% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------------------------
                                                          Aggregate                 % of
                                    Number Of          Stated Principal          Cut-Off Date
    Current Mortgage Loan           Mortgage            Balance as of          Pool Principal
    Principal Balances ($)            Loans             Cut-Off Date              Balance
-------------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00              35             $11,839,906.43               4.31%
    350,000.01 - 400,000.00              95              35,854,670.36              13.04
    400,000.01 - 450,000.00             100              42,449,007.05              15.44
    450,000.01 - 500,000.00              72              34,249,032.15              12.45
    500,000.01 - 550,000.00              43              22,537,351.33               8.20
    550,000.01 - 600,000.00              39              22,634,472.17               8.23
    600,000.01 - 650,000.00              46              28,903,514.02              10.51
    650,000.01 - 700,000.00              21              14,236,544.60               5.18
    700,000.01 - 750,000.00              22              16,007,715.84               5.82
    750,000.01 - 800,000.00               7               5,390,863.12               1.96
    800,000.01 - 850,000.00              14              11,646,095.27               4.23
    850,000.01 - 900,000.00               8               6,946,933.56               2.53
    900,000.01 - 950,000.00               7               6,479,999.51               2.36
    950,000.01 - 1,000,000.00            16              15,824,934.29               5.75
-------------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70             100.00%
=================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $523,812.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------------------------
                                                          Aggregate                 % of
                                    Number Of          Stated Principal          Cut-Off Date
 Original Loan-To-Value             Mortgage            Balance as of          Pool Principal
       Ratios (%)                     Loans             Cut-Off Date              Balance
-------------------------------------------------------------------------------------------------
    15.01 - 20.00                         2                $898,572.09                0.33%
    20.01 - 25.00                         3               2,013,388.39                0.73
    25.01 - 30.00                        10               5,343,735.54                1.94
    30.01 - 35.00                         6               3,795,174.44                1.38
    35.01 - 40.00                        13               7,408,263.84                2.69
    40.01 - 45.00                        14               7,550,728.16                2.75
    45.01 - 50.00                        20              11,860,967.26                4.31
    50.01 - 55.00                        27              15,591,979.83                5.67
    55.01 - 60.00                        32              19,185,542.15                6.98
    60.01 - 65.00                        50              26,491,377.70                9.63
    65.01 - 70.00                        69              37,122,985.24               13.50
    70.01 - 75.00                        67              34,188,017.13               12.43
    75.01 - 80.00                       201              99,239,544.91               36.09
    80.01 - 85.00                         1                 354,288.80                0.13
    85.01 - 90.00                         7               2,742,793.50                1.00
    90.01 - 95.00                         3               1,213,680.72                0.44
----------------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 66.72%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-------------------------------------------------------------------------------------------------
                                                          Aggregate                 % of
                                    Number Of          Stated Principal          Cut-Off Date
                                    Mortgage            Balance as of          Pool Principal
Mortgage Interest Rates (%)            Loans             Cut-Off Date              Balance
-------------------------------------------------------------------------------------------------
    2.501 - 2.750                         1                $672,793.03                0.24%
    3.251 - 3.500                         6               3,422,341.59                1.24
    3.501 - 3.750                        45              23,338,742.80                8.49
    3.751 - 4.000                       146              76,177,975.75               27.70
    4.001 - 4.250                       147              78,930,368.11               28.70
    4.251 - 4.500                       129              65,940,559.04               23.98
    4.501 - 4.750                        40              21,185,301.27                7.70
    4.751 - 5.000                         9               4,337,756.11                1.58
    5.001 - 5.250                         2                 995,202.00                0.36
----------------------------------------------------------------------------------------------------
    Total:                              525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.176%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


                   Gross Margins of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                % of
                                    Number Of             Stated Principal        Cut-Off Date
                                     Mortgage              Balance as of         Pool Principal
Gross Margin (%)                      Loans                Cut-Off Date              Balance
----------------------------------------------------------------------------------------------------
    2.250                                525             $275,001,039.70             100.00%
----------------------------------------------------------------------------------------------------
    Total:                               525             $275,001,039.70             100.00%
====================================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number Of             Stated Principal         Cut-Off Date
       Maximum Lifetime              Mortgage               Balance as of         Pool Principal
 Mortgage Interest Rates (%)           Loans                Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
    8.001 - 9.000                          1             $    672,793.03                  0.24%
    9.001 - 10.000                       197              102,939,060.14                 37.43
    10.001 - 11.000                      325              170,393,984.53                 61.96
    11.001 - 12.000                        2                  995,202.00                  0.36
----------------------------------------------------------------------------------------------------
    Total:                               525             $275,001,039.70                100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.176%.


         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                            Aggregate                  % of
                                    Number Of           Stated Principal           Cut-Off Date
 First Rate Adjustment               Mortgage             Balance as of           Pool Principal
         Date                         Loans               Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
    April 1, 2006                          4            $  1,760,847.67                0.64%
    May 1, 2006                           11               5,416,199.68                1.97
    June 1, 2006                          16               7,910,017.66                2.88
    July 1, 2006                         142              74,399,506.95               27.05
    August 1, 2006                       308             160,726,503.63               58.45
    September 1, 2006                     44              24,787,964.11                9.01
----------------------------------------------------------------------------------------------------
    Total:                               525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


               Remaining Terms of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
Remaining Term (Months)              Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
    101 - 120                              1            $    506,663.26                0.18%
    161 - 180                              5               2,718,568.13                0.99
    281 - 300                              2               1,005,867.31                0.37
    341 - 360                            517             270,769,941.00               98.46
----------------------------------------------------------------------------------------------------
    Total:                               525            $275,001,039.70              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                % of
                                   Number Of             Stated Principal         Cut-Off Date
                                    Mortgage               Balance as of         Pool Principal
  Credit Scores                      Loans                 Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
    801 - 850                              5            $  2,750,134.52                1.00%
    751 - 800                            219             120,892,467.13               43.96
    701 - 750                            209             108,205,327.25               39.35
    651 - 700                             79              37,606,620.07               13.68
    601 - 650                             13               5,546,490.73                2.02
----------------------------------------------------------------------------------------------------
    Total:                               525            $275,001,039.70              100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 28.36% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                        ollateral Summary           Range (if applicable)
                                                        -----------------           ---------------------
Total Outstanding Loan Balance                                $764,569,964

Total Number of Loans                                                1,404

Average Loan Principal Balance                                    $544,566           $322,750 to $1,250,000

WA Gross Coupon                                                     4.512%                 2.875% to 5.875%

WA FICO                                                                735                       624 to 827

WA Original Term (mos.)                                                358                       120 to 360

WA Remaining Term (mos.)                                               357                       119 to 360

WA OLTV                                                             65.47%                  9.97% to 95.00%

WA Months to First Rate Adjustment Date                                 59                         55 to 60

Gross Margin                                                        2.250%

WA Rate Ceiling                                                     9.512%                7.875% to 10.875%

Geographic Concentration of Mortgaged Properties (Top         CA        66.75%
5 States) based on the Aggregate Stated Principal             IL         6.16%
Balance                                                       FL         4.47%
                                                              TX         1.88%
                                                              CO         1.84%

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                            Aggregate                    % of
         Occupancy                 Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
                                      Loans                Cut-Off Date                Balance

----------------------------------------------------------------------------------------------------
    Primary Residence                  1,327            $719,484,295.89              94.10%
    Second Home                           71              42,512,227.48                5.56
    Investor Property                      6               2,573,440.84                0.34
----------------------------------------------------------------------------------------------------
    Total:                             1,404            $764,569,964.21             100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                  Property Types of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
       Property Type                 Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
    Single Family Residence              938            $521,477,711.41              68.21%
    PUD-Detached                         301             165,076,925.43               21.59
    Condominium                          125              59,088,721.88                7.73
    PUD-Attached                          30              13,556,692.33                1.77
    2-Family                               5               2,904,346.45                0.38
    Townhouse                              2               1,124,539.32                0.15
    Co-Op                                  2                 861,577.97                0.11
    3-Family                               1                 479,449.42                0.06
----------------------------------------------------------------------------------------------------
    Total:                             1,404            $764,569,964.21             100.00%
====================================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                          Aggregate                  % of
                                   Number Of           Stated Principal          Cut-Off Date
                                    Mortgage             Balance as of          Pool Principal
           Purpose                   Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    Refinance-Rate/Term                  872           $492,195,426.86               64.38%
    Purchase                             387            198,271,022.07                25.93
    Refinance-Cashout                    145             74,103,515.28                 9.69
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21              100.00%
====================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


          Geographical Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage              Balance as of           Pool Principal
      Geographic Area                Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    California                           942           $510,377,964.95                66.75%
    Illinois                              81             47,098,452.80                 6.16
    Florida                               64             34,185,823.73                 4.47
    Texas                                 27             14,374,002.35                 1.88
    Colorado                              23             14,077,439.63                 1.84
    Arizona                               23             13,570,195.86                 1.77
    Georgia                               25             12,589,501.08                 1.65
    Washington                            22             12,441,055.61                 1.63
    Nevada                                19             12,310,367.40                 1.61
    Virginia                              26             11,950,906.49                 1.56
    South Carolina                        21             11,362,046.30                 1.49
    Maryland                              22             10,480,912.77                 1.37
    Massachusetts                         16              8,580,646.35                 1.12
    North Carolina                        18              8,533,612.56                 1.12
    District of Columbia                  15              7,217,736.04                 0.94
    Missouri                               9              4,525,599.43                 0.59
    Minnesota                              7              3,789,017.81                 0.50
    Oregon                                 5              3,090,200.22                 0.40
    Connecticut                            4              2,523,926.31                 0.33
    Tennessee                              5              2,517,187.99                 0.33
    Pennsylvania                           3              2,417,447.76                 0.32
    Rhode Island                           4              2,335,740.95                 0.31
    Wisconsin                              3              1,869,453.17                 0.24
    Ohio                                   3              1,709,168.60                 0.22
    Michigan                               2              1,580,251.03                 0.21
    New Mexico                             3              1,548,200.24                 0.20
    Kansas                                 2              1,235,528.62                 0.16
    Montana                                1              1,166,000.00                 0.15
    Wyoming                                2              1,018,000.00                 0.13
    New Jersey                             1                842,917.78                 0.11
    New York                               2                788,105.06                 0.10
    Indiana                                1                660,253.21                 0.09
    Utah                                   1                619,183.55                 0.08
    Idaho                                  1                598,620.53                 0.08
    New Hampshire                          1                584,498.03                 0.08
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21               100.00%
====================================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.02% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                     Number Of            Stated Principal          Cut-Off Date
 Current Mortgage Loan                Mortgage             Balance as of           Pool Principal
Principal Balances ($)                 Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    300,000.01 - 350,000.00               82           $ 27,803,428.17                 3.64%
    350,000.01 - 400,000.00              267            101,078,195.30                13.22
    400,000.01 - 450,000.00              212             90,079,089.52                11.78
    450,000.01 - 500,000.00              197             94,330,924.77                12.34
    500,000.01 - 550,000.00              121             63,321,527.49                 8.28
    550,000.01 - 600,000.00              118             68,400,321.98                 8.95
    600,000.01 - 650,000.00               83             52,197,318.83                 6.83
    650,000.01 - 700,000.00               60             40,698,662.10                 5.32
    700,000.01 - 750,000.00               72             52,648,188.68                 6.89
    750,000.01 - 800,000.00               43             33,451,528.11                 4.38
    800,000.01 - 850,000.00               30             24,995,356.49                 3.27
    850,000.01 - 900,000.00               32             28,140,540.35                 3.68
    900,000.01 - 950,000.00               21             19,382,550.61                 2.54
    950,000.01 - 1,000,000.00             50             49,569,761.42                 6.48
    1,000,000.01 - 1,500,000.00           16             18,472,570.39                 2.42
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $544,566.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                   Number Of             Stated Principal          Cut-Off Date
Original Loan-To-Value              Mortgage              Balance as of           Pool Principal
Ratios (%)                           Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    5.01 - 10.00                           1           $    497,299.55                 0.07%
    10.01 - 15.00                          4              2,364,547.35                 0.31
    15.01 - 20.00                         10              6,221,467.92                 0.81
    20.01 - 25.00                         20             14,356,080.81                 1.88
    25.01 - 30.00                         20             11,557,315.16                 1.51
    30.01 - 35.00                         32             18,860,620.80                 2.47
    35.01 - 40.00                         29             16,679,130.55                 2.18
    40.01 - 45.00                         41             23,773,261.11                 3.11
    45.01 - 50.00                         67             41,395,251.96                 5.41
    50.01 - 55.00                         79             44,679,641.87                 5.84
    55.01 - 60.00                         87             51,742,125.69                 6.77
    60.01 - 65.00                        104             61,692,291.48                 8.07
    65.01 - 70.00                        161             92,568,201.92                12.11
    70.01 - 75.00                        188            103,087,649.93                13.48
    75.01 - 80.00                        538            265,423,536.25                34.72
    80.01 - 85.00                          2                882,834.72                 0.12
    85.01 - 90.00                         13              5,843,385.38                 0.76
    90.01 - 95.00                          8              2,945,321.76                 0.39
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 65.47%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities


       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of            Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)          Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    2.751 - 3.000                          9           $  3,857,943.46                 0.50%
    3.001 - 3.250                         17              8,797,468.53                 1.15
    3.251 - 3.500                         26             12,510,900.75                 1.64
    3.501 - 3.750                         45             23,696,516.45                 3.10
    3.751 - 4.000                        120             64,869,995.15                 8.48
    4.001 - 4.250                        190            102,898,586.88                13.46
    4.251 - 4.500                        340            191,772,806.20                25.08
    4.501 - 4.750                        277            155,838,821.25                20.38
    4.751 - 5.000                        259            138,298,268.62                18.09
    5.001 - 5.250                         87             44,593,318.76                 5.83
    5.251 - 5.500                         29             14,931,251.14                 1.95
    5.501 - 5.750                          4              1,936,087.02                 0.25
    5.751 - 6.000                          1                568,000.00                 0.07
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21               100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 4.512%.


                   Gross Margins of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                           Aggregate                  % of
                                    Number Of           Stated Principal          Cut-Off Date
                                    Mortgage              Balance as of          Pool Principal
Gross Margin (%)                     Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
     2.250                             1,404           $764,569,964.21              100.00%
----------------------------------------------------------------------------------------------------
     Total:                            1,404           $764,569,964.21              100.00%
====================================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
     Maximum Lifetime              Number Of           Stated Principal           Cut-Off Date
 Mortgage Interest Rates            Mortgage             Balance as of           Pool Principal
           (%)                       Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    7.001 - 8.000                          9           $  3,857,943.46                0.50%
    8.001 - 9.000                        208            109,874,880.88               14.37
    9.001 - 10.000                     1,066            588,808,482.95               77.01
    10.001 - 11.000                      121             62,028,656.92                8.11
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 9.512%.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                   Number Of           Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of           Pool Principal
 First Rate Adjustment Date          Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    April 1,2008                           5           $  3,235,598.14                0.42%
    May 1,2008                            25             12,565,659.78                1.64
    June 1,2008                           22             12,208,145.09                1.60
    July 1,2008                          179             98,508,920.28               12.88
    August 1,2008                        842            456,285,772.93               59.68
    September 1,2008                     331            181,765,867.99               23.77
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                   Number Of           Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of           Pool Principal
 Remaining Term (Months)             Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    101 - 120                              2           $  1,287,691.47                0.17%
    161 - 180                              8              5,280,889.70                0.69
    201 - 220                              1                623,775.89                0.08
    221 - 240                              4              1,711,864.18                0.22
    281 - 300                              5              2,427,723.78                0.32
    341 - 360                          1,384            753,238,019.19               98.52
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                   Number Of           Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of           Pool Principal
 Credit Scores                       Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    801 - 850                             20           $  9,459,241.08                1.24%
    751 - 800                            573            310,203,430.77               40.57
    701 - 750                            531            288,442,709.88               37.73
    651 - 700                            233            129,490,680.97               16.94
    601 - 650                             44             24,772,713.39                3.24
    Not Scored                             3              2,201,188.12                0.29
----------------------------------------------------------------------------------------------------
    Total:                             1,404           $764,569,964.21              100.00%
====================================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary          Range (if applicable)
Total Outstanding Loan Balance                                       $175,007,710

Total Number of Loans                                                         341

Average Loan Principal Balance                                       $    513,219          $327,278 to $993,859

WA Gross Coupon                                                             4.826%              2.875% to 5.875%

WA FICO                                                                       744                    622 to 815

WA Original Term (mos.)                                                       355                    120 to 360

WA Remaining Term (mos.)                                                      354                    119 to 360

WA OLTV                                                                     64.85%              10.37% to 95.00%

WA Months to First Adjustment Date                                             83                      79 to 84

Gross Margin                                                                2.250%

WA Rate Ceiling                                                             9.826%             7.875% to 10.875%

Geographic Concentration of  Mortgaged Properties (Top               CA        55.26%
5 States) based on the Aggregate Stated Principal                    FL         5.47%
Balance                                                              MD         5.07%
                                                                     VA         4.42%
                                                                     TX         3.71%
-------------------------------------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                      Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

----------------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                   Number Of           Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of           Pool Principal
          Occupancy                  Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    Primary Residence                    328           $169,014,733.65               96.58%
    Second Home                           12              5,623,431.18                3.21
    Investor Property                      1                369,545.05                0.21
----------------------------------------------------------------------------------------------------
    Total:                               341           $175,007,709.88              100.00%
====================================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                   Number Of           Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of           Pool Principal
        Property Type                Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    Single Family Residence              226           $115,877,324.63               66.21%
    PUD-Detached                          89             47,176,087.50               26.96
    Condominium                           16              7,052,811.31                4.03
    2-Family                               4              2,170,826.31                1.24
    PUD-Attached                           4              1,857,091.02                1.06
    Townhouse                              2                873,569.11                0.50
---------------------------------------------------------------------------------------------------
    Total:                               341           $175,007,709.88              100.00%
===================================================================================================


               Mortgage Loan Purpose of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                          Aggregate                   % of
                                   Number Of           Stated Principal           Cut-Off Date
                                    Mortgage             Balance as of           Pool Principal
           Purpose                   Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
    Refinance-Rate/Term                  206           $108,164,993.31               61.81%
    Purchase                              95             46,974,157.73               26.84
    Refinance-Cashout                     40             19,868,558.84               11.35
----------------------------------------------------------------------------------------------------
    Total:                               341           $175,007,709.88              100.00%
====================================================================================================



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

  Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage
                                   Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                             Number Of       Stated Principal     Cut-Off Date
                             Mortgage          Balance as of     Pool Principal
      Geographic Area          Loans           Cut-Off Date         Balance
--------------------------------------------------------------------------------
    California                    185        $ 96,705,659.50          55.26%
    Florida                        20           9,572,940.36           5.47
    Maryland                       19           8,865,235.18           5.07
    Virginia                       17           7,742,938.06           4.42
    Texas                          11           6,498,250.55           3.71
    Illinois                       11           5,246,749.85           3.00
    Georgia                         9           5,021,835.24           2.87
    Colorado                       10           4,699,415.54           2.69
    Nevada                          5           3,335,605.86           1.91
    Washington                      7           3,141,707.67           1.80
    District of Columbia            6           2,918,524.93           1.67
    North Carolina                  4           2,260,396.72           1.29
    Tennessee                       4           2,254,771.14           1.29
    Missouri                        4           2,173,045.29           1.24
    Arizona                         4           1,865,289.54           1.07
    South Carolina                  2           1,312,384.32           0.75
    Oklahoma                        3           1,193,726.91           0.68
    Oregon                          2           1,187,672.91           0.68
    New Mexico                      2             956,915.49           0.55
    Minnesota                       2             932,877.69           0.53
    Massachusetts                   2             918,736.69           0.52
    Wisconsin                       1             750,000.00           0.43
    Connecticut                     1             749,034.58           0.43
    Iowa                            2             709,915.99           0.41
    Pennsylvania                    1             642,812.73           0.37
    New Jersey                      1             634,600.16           0.36
    Idaho                           1             596,414.53           0.34
    Michigan                        1             497,697.75           0.28
    Utah                            1             448,460.50           0.26
    Kentucky                        1             416,998.34           0.24
    New York                        1             397,499.26           0.23
    Kansas                          1             359,596.60           0.21
--------------------------------------------------------------------------------
    Total:                        341        $175,007,709.88         100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.13% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                                Number Of    Stated Principal      Cut-Off Date
     Current Mortgage Loan       Mortgage      Balance as of      Pool Principal
     Principal Balances ($)       Loans        Cut-Off Date           Balance
--------------------------------------------------------------------------------
    300,000.01 - 350,000.00           17     $  5,771,618.26            3.30%
    350,000.01 - 400,000.00           75       28,440,788.94           16.25
    400,000.01 - 450,000.00           57       24,191,656.61           13.82
    450,000.01 - 500,000.00           48       22,918,333.26           13.10
    500,000.01 - 550,000.00           33       17,336,254.11            9.91
    550,000.01 - 600,000.00           31       17,792,372.11           10.17
    600,000.01 - 650,000.00           23       14,445,508.94            8.25
    650,000.01 - 700,000.00           15       10,233,997.67            5.85
    700,000.01 - 750,000.00           20       14,747,655.51            8.43
    750,000.01 - 800,000.00            5        3,892,108.09            2.22
    800,000.01 - 850,000.00            4        3,295,720.25            1.88
    850,000.01 - 900,000.00            7        6,118,922.07            3.50
    900,000.01 - 950,000.00            1          928,829.93            0.53
    950,000.01 - 1,000,000.00          5        4,893,944.13            2.80
--------------------------------------------------------------------------------
    Total:                           341     $175,007,709.88          100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $513,219.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

--------------------------------------------------------------------------------
                                                    Aggregate          % of
                                    Number Of   Stated Principal   Cut-Off Date
                                    Mortgage      Balance as of   Pool Principal
Original Loan-To-Value Ratios (%)     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
     10.01 - 15.00                        1         $362,543.30            0.21%
     15.01 - 20.00                        1          409,447.72            0.23
     20.01 - 25.00                        2        1,311,901.17            0.75
     25.01 - 30.00                        6        3,447,694.86            1.97
     30.01 - 35.00                        9        5,605,073.52            3.20
     35.01 - 40.00                       10        4,972,759.62            2.84
     40.01 - 45.00                       16        9,277,315.55            5.30
     45.01 - 50.00                       13        6,162,652.03            3.52
     50.01 - 55.00                       21       11,017,068.24            6.30
     55.01 - 60.00                       27       13,426,422.75            7.67
     60.01 - 65.00                       35       19,297,436.27           11.03
     65.01 - 70.00                       32       17,178,928.14            9.82
     70.01 - 75.00                       43       21,000,833.52           12.00
     75.01 - 80.00                      121       60,017,787.92           34.29
     80.01 - 85.00                        2          774,525.57            0.44
     85.01 - 90.00                        1          418,041.93            0.24
     90.01 - 95.00                        1          327,277.77            0.19
--------------------------------------------------------------------------------
     Total:                             341     $175,007,709.88          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 64.85%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate             % of
                                Number Of     Stated Principal    Cut-Off Date
                                Mortgage         Balance as of    Pool Principal
Mortgage Interest Rates (%)      Loans          Cut-Off Date          Balance
--------------------------------------------------------------------------------
     2.751 - 3.000                   1       $    399,298.76            0.23%
     3.001 - 3.250                   2            890,568.08            0.51
     3.251 - 3.500                   4          2,378,710.91            1.36
     3.501 - 3.750                   2          1,207,138.52            0.69
     3.751 - 4.000                   6          2,998,931.90            1.71
     4.001 - 4.250                  17          8,415,729.75            4.81
     4.251 - 4.500                  40         20,932,342.41           11.96
     4.501 - 4.750                  71         36,956,381.26           21.12
     4.751 - 5.000                 122         60,216,104.10           34.41
     5.001 - 5.250                  42         22,429,595.54           12.82
     5.251 - 5.500                  22         12,282,210.82            7.02
     5.501 - 5.750                  11          5,273,438.01            3.01
     5.751 - 6.000                   1            627,259.82            0.36
--------------------------------------------------------------------------------
     Total:                        341       $175,007,709.88          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 4.826%.

                   Gross Margins of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of        Stated Principal       Cut-Off Date
                            Mortgage         Balance as of       Pool Principal
 Gross Margins (%)            Loans          Cut-Off Date           Balance
--------------------------------------------------------------------------------
     2.250                     341       $175,007,709.88            100.00%
--------------------------------------------------------------------------------
     Total:                    341       $175,007,709.88            100.00%
================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                 Aggregate            % of
                                 Number Of    Stated Principal     Cut-Off Date
   Maximum Lifetime              Mortgage       Balance as of     Pool Principal
  Mortgage Interest Rates (%)     Loans        Cut-Off Date          Balance
--------------------------------------------------------------------------------
  7.001 - 8.000                       1     $    399,298.76              0.23%
  8.001 - 9.000                      14        7,475,349.41              4.27
  9.001 - 10.000                    250      126,520,557.52             72.29
  10.001 - 11.000                    76       40,612,504.19             23.21
--------------------------------------------------------------------------------
  Total:                            341     $175,007,709.88            100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 9.826%.

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of       Stated Principal      Cut-Off Date
                            Mortgage        Balance as of       Pool Principal
 First Adjustment Date       Loans         Cut-Off Date             Balance
--------------------------------------------------------------------------------
  April 1,2010                   1     $    419,425.58              0.24%
  May 1,2010                     3        1,736,274.06              0.99
  June 1,2010                    2          888,800.82              0.51
  July 1,2010                   45       22,202,266.62             12.69
  August 1,2010                286      147,519,942.80             84.29
  September 1,2010               4        2,241,000.00              1.28
--------------------------------------------------------------------------------
  Total:                       341     $175,007,709.88            100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                                Aggregate              % of
                            Number Of        Stated Principal      Cut-Off Date
                            Mortgage          Balance as of      Pool Principal
 Remaining Term (Months)     Loans           Cut-Off Date            Balance
--------------------------------------------------------------------------------
    101 - 120                     4         $  2,466,748.32                1.41%
    161 - 180                     2            1,172,243.89                0.67
    281 - 300                     3            1,684,187.33                0.96
    341 - 360                   332          169,684,530.34               96.96
--------------------------------------------------------------------------------
    Total:                      341         $175,007,709.88              100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 354 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

--------------------------------------------------------------------------------
                                             Aggregate               % of
                           Number Of       Stated Principal       Cut-Off Date
                           Mortgage          Balance as of       Pool Principal
 Credit Scores              Loans           Cut-Off Date            Balance
--------------------------------------------------------------------------------
    801 - 850                  12         $  5,879,756.77                 3.36%
    751 - 800                 172           88,970,299.12                50.84
    701 - 750                  96           48,851,962.87                27.91
    651 - 700                  51           26,641,652.73                15.22
    601 - 650                  10            4,664,038.39                 2.67
--------------------------------------------------------------------------------
    Total:                    341         $175,007,709.88               100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).